[STATE STREET RESEARCH LOGO]


                           STATE STREET RESEARCH FUNDS
                              One Financial Center
                           Boston, Massachusetts 02111
Dear Shareholder:                                                   January 2003

     You are cordially invited to attend a special shareholder meeting of the State Street Research Strategic Income Fund and State Street Research High Income Fund to be held on March 7, 2003. Before the meeting, I would like to ask for your vote on an important proposal affecting your fund.

     As described in the attached proxy statement, shareholders of each fund will be asked to consider and approve an Agreement and Plan of Reorganization between the Strategic Income Fund and the High Income Fund.

     If the proposal is approved by shareholders, the High Income Fund would acquire substantially all of the assets and liabilities of the Strategic Income Fund. As a result of this transaction, shareholders of the Strategic Income Fund would receive, in exchange for their shares of the Strategic Income Fund, shares of the corresponding class of the High Income Fund with an aggregate net asset value equivalent to the aggregate net asset value of their respective investments in Strategic Income Fund on the transaction date. THIS MEANS THAT ALTHOUGH SHAREHOLDERS OF THE STRATEGIC INCOME FUND MAY END UP WITH A DIFFERENT NUMBER OF SHARES COMPARED TO WHAT THEY ORIGINALLY HELD, THE TOTAL DOLLAR VALUE OF THEIR SHARES WILL REMAIN THE SAME. The transaction is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from federal income taxes to the shareholders of each fund.

     THE BOARD OF TRUSTEES BELIEVES THE TRANSACTION IS IN THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

     I encourage you to carefully review the enclosed materials, which explain the proposal in detail. As a shareholder, your vote is important, and we hope that you will respond. By voting today, you can help the funds avoid the cost of follow-up communications. You have the option of voting your proxy over the Internet, as well as by mail or touch-tone phone. In the meantime, if you have any questions about this proposal, please call 1-87-SSR-FUNDS (1-877-773-8637).

     As always, we very much appreciate your support as a shareholder of the Strategic Income Fund and the High Income Fund.

                                        Sincerely,

                                        /s/ Richard S. Davis

                                        Richard S. Davis
                                        Chairman of the Board,
                                        President and Chief Executive Officer
                                        State Street Research Securities Trust
                                        State Street Research Income Trust

                               QUESTIONS & ANSWERS

Q:   WHAT AM I BEING ASKED TO VOTE ON?

A: Shareholders of the State Street Research Strategic Income Fund are being asked to vote on a proposed reorganization of the Fund into the State Street Research High Income Fund (the "Reorganization"). Shareholders of the State Street Research High Income Fund are likewise being asked to approve the Reorganization. THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHY HAS THE BOARD OF TRUSTEES RECOMMENDED THAT I VOTE IN FAVOR OF THE REORGANIZATION?

A: The Board of Trustees of each Fund believes the Reorganization may provide several benefits to shareholders of the Strategic Income Fund, including lower contractual expenses and potential economies of scale which may result from investing in a larger fund with the same investment manager and similar objectives and policies. The Board also believes that the Reorganization may benefit shareholders of the High Income Fund through similar economies of scale.

Q: WHAT ARE THE MOST IMPORTANT DIFFERENCES BETWEEN THE STRATEGIC INCOME FUND'S INVESTMENT PROGRAM AND THE HIGH INCOME FUND'S INVESTMENT PROGRAM?

A: The most significant difference in the Funds' investment programs is the High Income Fund's emphasis on lower quality securities (securities that are rated within or below the Standard & Poor's BB or the Moody's Ba major rating categories at the time of purchase)--specifically junk bonds. The High Income Fund invests a MINIMUM OF 80% of its assets in junk bonds and lower quality securities, whereas the Strategic Income Fund invests a MAXIMUM OF 60% of its assets in junk bonds and lower quality securities. Whereas the Strategic Income Fund employs an allocation strategy designed to keep the Fund diversified across three categories of fixed-income securities (investment grade, lower quality, and foreign securities), the High Income Fund invests most and potentially all of its assets in lower quality securities. Increased investing in lower quality securities and junk bonds leads to an increased level of risk for shareholders.

Q:   WHEN WILL THE REORGANIZATION OCCUR?

A: If approved by the shareholders of both Funds, the Reorganization is expected to occur on or about March 10, 2003.

Q:   WHAT IF I HAVE QUESTIONS?

A: If you have questions about the Reorganization proposal itself, please call 1-87-SSR-FUNDS (1-877-773-8637).

           IMPORTANT ADDITIONAL INFORMATION ABOUT THE PROPOSAL IS SET
FORTH IN THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT. PLEASE READ IT CAREFULLY.

                   STATE STREET RESEARCH STRATEGIC INCOME FUND
                                   A SERIES OF
                     STATE STREET RESEARCH SECURITIES TRUST

                     STATE STREET RESEARCH HIGH INCOME FUND
                                   A SERIES OF
                       STATE STREET RESEARCH INCOME TRUST

                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111


                         NOTICE OF JOINT SPECIAL MEETING
                                 OF SHAREHOLDERS
                           TO BE HELD ON MARCH 7, 2003


To the Shareholders:

     This is to notify you that a Joint Special Meeting of Shareholders of the State Street Research Strategic Income Fund, a series of State Street Research Securities Trust, and the State Street Research High Income Fund, a series of State Street Research Income Trust (together with State Street Research Securities Trust, the "Trusts"), will be held on March 7, 2003 at 11:00 a.m., Eastern time, at the offices of the Trusts at One Financial Center, 31st Floor, Boston, Massachusetts 02111, for the following purposes:

     1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the State Street Research Strategic Income Fund by the State Street Research High Income Fund; and

     2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Trustees of each of the Trusts has fixed the close of business on December 20, 2002 as the record date for determination of shareholders of State Street Research Strategic Income Fund and State Street Research High Income Fund entitled to notice of, and to vote at, the Joint Special Meeting and any adjournments thereof.

     IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN MARCH 5, 2003. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN EITHER FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES 4 TO 5 FOR DETAILS. IF YOU VOTE BY PROXY AND THEN DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                        By Order of the Board of Trustees
                                        FRANCIS J. McNAMARA, III
                                        Secretary

January 3, 2003
Date of Notice

                   STATE STREET RESEARCH STRATEGIC INCOME FUND
                                   A SERIES OF
                     STATE STREET RESEARCH SECURITIES TRUST

                     STATE STREET RESEARCH HIGH INCOME FUND
                                   A SERIES OF
                       STATE STREET RESEARCH INCOME TRUST

                              ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS 02111


                           PROSPECTUS/PROXY STATEMENT


     This Prospectus/Proxy Statement is furnished to the shareholders of State Street Research Strategic Income Fund (the "Strategic Income Fund"), a series of State Street Research Securities Trust (the "Securities Trust"), and State Street Research High Income Fund (the "High Income Fund" and, together with the Strategic Income Fund, the "Funds"), a series of State Street Research Income Trust (the "Income Trust" and, together with the Securities Trust, the "Trusts"), in connection with the solicitation of proxies by and on behalf of the Board of Trustees of each Trust to be used at a Joint Special Meeting of Shareholders of the Strategic Income Fund and the High Income Fund (the "Meeting") to be held at the Trusts' offices, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 11:00 a.m., Eastern time, on March 7, 2003, and at any adjournments thereof.

     Shareholders of record of each Fund at the close of business on December 20, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Prospectus/Proxy Statement, Proxy form and accompanying Notice of Joint Special Meeting of Shareholders were first sent or given to shareholders of each Fund on or about January 3, 2003.

     This Prospectus/Proxy Statement relates to the proposed reorganization whereby the High Income Fund would acquire substantially all of the assets and liabilities of the Strategic Income Fund (the "Reorganization"). The Strategic Income Fund and the High Income Fund are series of the Securities Trust and the Income Trust, respectively. Each of the Trusts is an open-end series management investment company organized as a Massachusetts business trust. The Strategic Income Fund and the High Income Fund are referred to in this Prospectus/Proxy Statement as the "Funds." The Reorganization is to be effected through the transfer of all of the assets of the Strategic Income Fund to the High Income Fund, in exchange for shares of beneficial interest of the High Income Fund (the "Reorganization Shares") and the assumption by the

High Income Fund of all of the liabilities of the Strategic Income Fund. This will be followed by the distribution of the Reorganization Shares to the shareholders of the Strategic Income Fund in liquidation of the Strategic Income Fund. As a result of the proposed transaction, each shareholder of the Strategic Income Fund will receive in exchange for his or her Strategic Income Fund shares a number of High Income Fund shares of the same class equal in value at the time of the exchange to the aggregate value of the shareholder's Strategic Income Fund shares. This means that shareholders of the Strategic Income Fund may end up with a different number of shares compared to what they originally held, but the total dollar value of their shares will remain the same.

     Because shareholders of the Strategic Income Fund are being asked to approve transactions which will result in their receiving shares of the High Income Fund, this Prospectus/Proxy Statement also serves as a Prospectus for the Reorganization Shares of the High Income Fund.

     This Prospectus/Proxy Statement explains concisely what shareholders of the Strategic Income Fund should know before investing in the High Income Fund. Please read it carefully and keep it for future reference.

     THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

     Shareholders of the Strategic Income Fund can lose money by investing in the High Income Fund. The High Income Fund may not achieve its goals, and is not intended as a complete investment program. An investment in the High Income Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

     - the Strategic Income Fund's current Prospectus, dated June 29, 2002, and the High Income Fund's current Prospectus, dated August 1, 2002, each including any supplements (each a "Fund Prospectus");

     - the Strategic Income Fund's current Statement of Additional Information, dated June 29, 2002, and the High Income Fund's current Statement of Additional Information, dated August 1, 2002, each including any supplements (each a "Fund SAI"); and

     - the Statement of Additional Information relating to this Prospectus/Proxy Statement, dated January 3, 2003 (the "Reorganization SAI").

     This Prospectus/Proxy Statement is accompanied by a copy of the High Income Fund's Prospectus dated August 1, 2002. For a free copy of the Strategic Income Fund Prospectus, either Fund's SAI, or the Reorganization SAI, please call 1-877-773-8637 or write to either Trust at:

     State Street Research Securities Trust OR
     State Street Research Income Trust
     One Financial Center
     Boston, MA 02111
     c/o State Street Research Service Center
     ATTN: Preferred Services

                            MANNER OF VOTING PROXIES

     If a proxy authorization ("Proxy") is properly given in time for a vote at the Meeting (either by returning the paper Proxy form or by submitting a Proxy electronically by telephone or over the Internet), the shares of the Fund represented thereby will be voted at the Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees of the Trusts does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Joint Special Meeting of Shareholders.

     Approval by each Fund of the proposed Reorganization will require the affirmative vote of the lesser of (i) 67% or more of the Class A, Class B(1), Class B, Class C and Class S shares of the Fund present or represented by proxy at the Meeting, voting together as a single class, if holders of more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares of the Fund, taken as a single class, are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares of such Fund, voting together as a single class. The holders of 30% of the shares of the Strategic Income Fund, and of a majority of the shares of the High Income Fund, entitled to vote shall be a quorum for the Meeting. If either Fund fails to approve the proposed Reorganization, the Reorganization will not occur. In that event, the Strategic Income Fund would be terminated and its assets distributed to shareholders in liquidation of that Fund. In the event of a liquidation, the Strategic Income Fund would sell all of its portfolio securities and distribute its net assets to shareholders in cash, pro rata in accordance with their holdings.

     The persons named as proxies may propose one or more adjournments of the Meeting on behalf of either Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders of such Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. A shareholder vote may be taken by either Fund on the proposal in this Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of the aggregate number of shares of the relevant Fund present on a given proposal at the Meeting in person or by proxy.

     For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions may, in the discretion of the relevant Fund, be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions could assist a Fund in obtaining a quorum but would have the same effect as a vote against a proposal. Broker "non-votes" ordinarily will not be considered present and entitled to vote on a proposal. The Funds reserve discretion to count broker "non-votes" as present based on specific instructions from a broker or nominee. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power.

     A shareholder may vote:

     -  By telephone (through fully automated touch-tone voting);

     -  Over the Internet;

     -  By mail; or

     -  In person at the Meeting

BY TELEPHONE

          If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy form. Prior to calling, you should read the Prospectus/Proxy Statement and have your Proxy form at hand. (Please note, however, that telephone voting is not available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.)

          To use the automated touch-tone voting method, call the toll-free number provided on the Proxy form. At the prompt, enter the control number provided on the Proxy form, then follow the menu. IF YOU ARE A SHAREHOLDER OF BOTH FUNDS, YOU WILL NEED TO VOTE SEPARATELY FOR EACH FUND, USING THE RELEVANT CONTROL NUMBERS.

          A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call 1-87-SSR-FUNDS
     (1-877-773-8637) toll-free between 9 a.m. and 6 p.m. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

INTERNET VOTING

          To vote over the Internet, please log on to www.ssrfunds.com and click on the proxy voting button. Prior to logging on, you should read the Prospectus/Proxy Statement and have your Proxy form at hand. You should enter the control number provided on the Proxy form, and follow the instructions on the screen. If you receive more than one Proxy form, you may vote them during the same session, using the relevant control numbers. IF YOU ARE A SHAREHOLDER OF BOTH FUNDS, YOU WILL NEED TO VOTE SEPARATELY FOR EACH FUND, USING THE RELEVANT CONTROL NUMBERS.

BY MAIL

          To vote by mail, you should date and sign the Proxy form included with this Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

ADDITIONAL INFORMATION

     SHAREHOLDERS VOTING THEIR PROXIES BY TELEPHONE OR OVER THE INTERNET SHOULD NOT RETURN THEIR PROXY FORMS BY MAIL.

     A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing PFPC Global Fund Services ("PFPC"), a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder's shares at the Meeting as the shareholder has indicated.

     Any shareholder who has given a Proxy, whether by telephone, over the Internet or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation, or a later-dated Proxy, or by attending the Meeting and voting his or her shares in person.

     The Trusts believe that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     In some cases, proxy solicitation materials may be included in one package for more than one account with the same tax I.D. number and address of record.

     PFPC and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. The costs of solicitation will be borne by the Funds conducting the solicitation. The Strategic Income Fund's cost for PFPC's services is not expected to exceed $14,000, and the High Income Fund's cost for PFPC's services is not expected to exceed $37,000. The Funds also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Funds. Representatives of State Street Research Service Center and other representatives of the Trusts may also solicit proxies.

     QUESTIONS ABOUT THE PROPOSAL SHOULD BE DIRECTED TO STATE STREET RESEARCH SERVICE CENTER AT 1-87-SSR-FUNDS (1-877-773-8637), ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111.

                   SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP

     As of the Record Date, as shown on the books of the Funds, there were issued and outstanding the following number of shares of beneficial interest of each class of each Fund:

                           CLASS A     CLASS B(1)      CLASS B       CLASS C       CLASS S        TOTAL
                         ----------    ----------    ----------    ----------    ----------    ----------
Strategic Income Fund     4,223,019     2,026,356     2,672,886       448,431     1,667,619    11,038,311
High Income Fund         63,930,432     7,056,901    16,896,348     2,732,876     1,323,603    91,940,160

     As of November 30, 2002, the officers and Trustees of the Trusts as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of November 30, 2002, to the best of the knowledge of the Trusts, the following persons each owned of record or beneficially 5% or more of the outstanding shares of a class of the Strategic Income Fund or the High Income
Fund:

                                                                                            % OF HIGH INCOME
                                                                                                FUND HELD
FUND                   CLASS                 SHAREHOLDER               % OF CLASS HELD    AFTER REORGANIZATION
------------------    -------     ---------------------------------    ---------------    --------------------
High Income             B(1)      Merrill Lynch, Pierce,                     8.1%                   5.3%
                                   Fenner & Smith for the
                                  Sole Benefit of its Customers
                                  4800 Deer Lake Drive East
                                  Jacksonville, FL 32246-6486
                         B        Merrill Lynch, Pierce,                    13.7%                  10.0%
                                   Fenner & Smith for the
                                  Sole Benefit of its Customers
                                  4800 Deer Lake Drive East
                                  Jacksonville, FL 32246-6486

                                        6

                                                                                            % OF HIGH INCOME
                                                                                                FUND HELD
FUND                   CLASS                 SHAREHOLDER               % OF CLASS HELD    AFTER REORGANIZATION
------------------    -------     ---------------------------------    ---------------    --------------------
High Income              C        Merrill Lynch, Pierce,                    39.2%                  30.5%
(cont'd)                           Fenner & Smith for the
                                  Sole Benefit of its Customers
                                  4800 Deer Lake Drive East
                                  Jacksonville, FL 32246-6486
                         S        Chase Manhattan Bank,                     45.2%                  12.8%
                                   N.A., Trustee
                                  Pension Plan in MetLife
                                  Savings Plan
                                  Program Trust dated 1/1/91
                                  4 New York Plaza
                                  New York, NY 10004-2413
                         S        Andover Newton Theological                14.7%                   4.2%
                                   School*
                                  210 Herrick Rd
                                  Newton, MA 02459-2243
Strategic Income         A        Metropolitan Life Insurance               19.2%                   1.2%
                                   Company*
                                  4100 Boyscout Blvd.
                                  Tampa, FL 33607-5740
                        B(1)      Merrill Lynch, Pierce,                    10.5%                   2.0%
                                   Fenner & Smith for the
                                  Sole Benefit of its Customers
                                  4800 Deer Lake Drive East
                                  Jacksonville, FL 32246-6486
                         B        Merrill Lynch, Pierce,                    15.6%                   1.8%
                                   Fenner & Smith for the
                                  Sole Benefit of its Customers
                                  4800 Deer Lake Drive East
                                  Jacksonville, FL 32246-6486
                         C        Merrill Lynch, Pierce,                    28.7%                   3.6%
                                   Fenner & Smith for the
                                  Sole Benefit of its Customers
                                  4800 Deer Lake Drive East
                                  Jacksonville, FL 32246-6486
                         C        State Street Bank & Trust Co.,             7.8%                   1.0%
                                   Custodian for
                                  The 403(b) Plan of FBO
                                   W.M. Burcroff, Sr.*
                                  c/o State Street Research
                                   Service Center
                                  One Financial Center
                                  Boston, MA 02111
                         C        Donaldson Lufkin Jenrette                  6.1%                   0.8%
                                   Securities
                                  Corporation, Inc.
                                  P.O. Box 2052
                                  Jersey City, NJ 07303-2052

                                        7

                                                                                            % OF HIGH INCOME
                                                                                                FUND HELD
FUND                   CLASS                 SHAREHOLDER               % OF CLASS HELD    AFTER REORGANIZATION
------------------    -------     ---------------------------------    ---------------    --------------------
Strategic Income         S        Andover Newton Theological                12.9%                   4.8%
(cont'd)                            School*
                                  210 Herrick Rd
                                  Newton, MA 02459-2243
                         S        State Street Bank, Trustee for            11.8%                   4.4%
                                    the Billy Graham
                                    Evangelistic Association*
                                  1994 Pension Plan
                                  P.O. Box 351
                                  Boston, MA 02101-0351
                         S        Metropolitan Life Insurance               70.5%                  26.3%
                                   Company*
                                  4100 Boyscout Blvd.
                                  Tampa, FL 33607-5740

----------
*Beneficial Owner

     State Street Research & Management Company (the "Investment Manager" or "State Street Research") serves as investment manager of the Funds and State Street Research Investment Services, Inc. (the "Distributor") serves as distributor of the Funds. The Investment Manager and the Distributor are located at One Financial Center, Boston, Massachusetts 02111 and are indirect, wholly-owned subsidiaries of MetLife, Inc. ("MetLife"). MetLife and its affiliated entities have indicated that with respect to shares of each Fund for which they have voting authority, they intend to vote for and against the proposal in the same relative proportion as do the other shareholders of the Fund who cast votes at the Meeting.

                        OVERVIEW OF PROPOSED TRANSACTION

PROPOSED TRANSACTION

     The Trustees of the Securities Trust, on behalf of the Strategic Income Fund, and the Trustees of the Income Trust, on behalf of the High Income Fund, have approved the Reorganization of the Strategic Income Fund into the High Income Fund. The Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Strategic Income Fund to the High Income Fund, in exchange for shares of the High Income Fund and the assumption by the High Income Fund of all the liabilities of the Strategic Income Fund, followed by the liquidation of the Strategic Income Fund. The form of Agreement and Plan of Reorganization is included in this Prospectus/Proxy Statement as Appendix A.

     The investment objective and policies of the High Income Fund are similar to the investment objective and policies of the Strategic Income Fund. However, there are some important differences between the Funds; the most significant is that the High Income Fund's policy requires it to invest a MINIMUM OF 80% of its assets in lower quality securities, whereas the Strategic Income Fund's policy dictates it may invest a MAXIMUM OF 60% of its assets in lower quality securities. As of September 30, 2002, the High Income Fund had approximately 89% of its net assets invested in junk bonds, while the Strategic Income Fund had approximately 44% of its net assets invested in junk bonds. Increased investing in junk bonds leads to an increased level of risk for shareholders. More information about the Funds' investment objectives and policies, and important differences between them, are contained below under "Comparison of Investment Objectives, Policies, Restrictions and Risks."

     As a result of the proposed Reorganization, the Strategic Income Fund will receive a number of Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares of the High Income Fund equal in value to the value of the net assets of the Strategic Income Fund being transferred and attributable to the Class A, Class B(1), Class B, Class C, and Class S shares, respectively, of the Strategic Income Fund. Following the transfer, the Strategic Income Fund will distribute to each of its Class A, Class B(1), Class B, Class C, and Class S shareholders a number of full and fractional Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares, respectively, of the High Income Fund equal in value to the aggregate value of the shareholder's Class A, Class B(1), Class B, Class C, and Class S Strategic Income Fund shares, as the case may be, and the Strategic Income Fund will be liquidated.

     The Class A, Class B(1), Class B, Class C, and Class S shares of the High Income Fund have identical characteristics to the corresponding classes of the Strategic Income Fund.

     Shareholders of the Strategic Income Fund will not be charged a front end sales load on the issuance of the Reorganization Shares, or a contingent deferred sales charge (a "CDSC") on Strategic Income Fund shares exchanged for Reorganization Shares. The Reorganization Shares that shareholders of the Strategic Income Fund receive will be subject to a CDSC on redemption to the same extent that the Strategic Income Fund shares exchanged were so subject. In other words, the Reorganization Shares will be treated as having been purchased on the date that shareholders originally purchased the Strategic Income Fund shares and for the price each shareholder originally paid. For purposes of determining the conversion date of the Class B(1) and Class B Reorganization Shares into Class A shares, the Reorganization Shares will be treated as having been acquired on the date that shareholders originally acquired the Strategic Income Fund shares (so that the conversion of such shares will be unchanged by the Reorganization). See the Fund Prospectuses for more information about the characteristics of Class A, Class B(1), Class B, Class C, and Class S shares of the Funds.

     As described more fully below, the Trustees of the Securities Trust and Income Trust unanimously recommend that shareholders of the Strategic Income Fund and the High Income Fund approve the Reorganization. The Trustees believe the Reorganization may provide several benefits to shareholders of the Strategic Income Fund, including lower contractual expenses and potential economies of scale which may result from investing in a larger fund with the same investment manager and similar investment objectives and policies. In addition, the Trustees of the Income Trust believe that the Reorganization would be beneficial to the High Income Fund, to the extent that it results in greater investment leverage and market presence for the Fund. See "The Proposal--Background and Reasons for the Proposed Reorganization."

OPERATING EXPENSES

     The following tables contain the current fees for the High Income Fund and the Strategic Income Fund and the pro-forma fees annualized after the Reorganization.

     The contractual operating expenses of the Strategic Income Fund are significantly higher than the contractual operating expenses of the High Income Fund. The Strategic Income Fund's operating expenses are currently reduced to a level that matches the operating expenses of the High Income Fund through a voluntary expense reimbursement. However, this reimbursement is not contractual and can be discontinued at any time. The Investment Manager has determined that it is not economically viable to continue with this level of expense reimbursement. Therefore, it is expected that the operating expenses of the Strategic Income Fund would increase substantially, possibly to their contractual levels, if the Fund were to continue offering shares to the public.

     If the Reorganization is approved, the Strategic Income Fund's shareholders will benefit from the High Income Fund's reduced level of contractual operating expenses. For each share class, the High Income Fund's contractual expenses are more than 0.60% (as an annualized percentage of the Fund's average assets) lower than the contractual expenses of the Strategic Income Fund for the equivalent share class. Of course, there can be no assurance that the Reorganization will result in expense savings for shareholders.

     The following tables summarize fees and expenses for Class A shares, Class B(1) shares, Class B shares, Class C shares, and Class S shares:

     - that the Strategic Income Fund and High Income Fund incurred in their fiscal years ended April 30, 2002 and March 31, 2002, respectively, restated to reflect the elimination of fee waivers and expense reimbursements previously in effect; and

     - that the High Income Fund would have incurred in its most recent fiscal year after giving effect on a pro forma combined basis to the proposed

        Reorganization, if the Reorganization had occurred at the beginning of such fiscal year.

     The tables are provided to help you understand an investor's share of the operating expenses which each Fund incurs. The examples show the estimated cumulative expenses attributable to a hypothetical $10,000 investment in the Strategic Income Fund, the High Income Fund, and the High Income Fund on a pro forma basis, over specified periods. By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO BOTH FUNDS)

                                    CLASS A    CLASS B(1)    CLASS B    CLASS C    CLASS S
                                    -------    ----------    -------    --------   -------
SHAREHOLDER FEES
Maximum Sales Charge
  Imposed on Purchase
  (as a percentage of offering
  price at the time of purchase)       4.50%     None        None       None       None

Maximum Contingent
  Deferred Sales Charge
  (as a percentage of original
  purchase price or redemption
  price, whichever is lower)           None(1)   5.00%(2)    5.00%(3)   1.00%(4)   None

----------
(1) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will apply.
(2) 5.00% first year; 4.00% second year; 3.00% third and fourth years; 2.00% fifth year; 1.00% sixth year; and 0% thereafter.
(3) 5.00% first year; 4.00% second year; 3.00% third and fourth years; 2.00% fifth year; and 0% thereafter.
(4)  0% after first year.

                                                   CURRENT EXPENSES          PRO FORMA
                                             --------------------------       EXPENSES
                                             STRATEGIC                      -----------
ANNUAL FUND OPERATING EXPENSES                INCOME        HIGH INCOME     HIGH INCOME
(AS A PERCENTAGE OF AVERAGE NET ASSETS)        FUND            FUND             FUND
                                             ---------      -----------     -----------
Management Fees
  Class A                                     0.75%            0.60%           0.60%
  Class B(1)                                  0.75%            0.60%           0.60%
  Class B                                     0.75%            0.60%           0.60%
  Class C                                     0.75%            0.60%           0.60%
  Class S                                     0.75%            0.60%           0.60%
12b-1 Fees
  Class A                                     0.30%(1)         0.30%(1)        0.30%(1)
  Class B(1)                                  1.00%            1.00%           1.00%
  Class B                                     1.00%            1.00%           1.00%
  Class C                                     1.00%            1.00%           1.00%
  Class S                                     0.00%            0.00%           0.00%
Other Expenses
  Class A                                     1.13%            0.61%           0.60%
  Class B(1)                                  1.13%            0.61%           0.60%
  Class B                                     1.13%            0.61%           0.60%
  Class C                                     1.13%            0.61%           0.60%
  Class S                                     1.13%            0.61%           0.60%
Total Fund Operating Expenses
  Class A                                     2.18%(2)         1.51%           1.50%
  Class B(1)                                  2.88%(2)         2.21%           2.20%
  Class B                                     2.88%(2)         2.21%           2.20%
  Class C                                     2.88%(2)         2.21%           2.20%
  Class S                                     1.88%(2)         1.21%           1.20%

----------
(1) The Trustees may increase the current service/distribution fee rate shown for Class A shares at any time, provided that the fees do not exceed a maximum of 0.40%.
(2) Because some of the Strategic Income Fund's expenses have been subsidized or reduced through expense offset arrangements, actual total operating expenses for the period ended September 30, 2002 were: 1.40% for Class A shares, 2.10% for Class B(1) shares, 2.10% for Class B shares, 2.10% for Class C shares, and 1.10% for Class S shares.

EXAMPLE OF FUND EXPENSES:

     An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:

                                                   CURRENT EXPENSES          PRO FORMA
                                             --------------------------       EXPENSES
                                             STRATEGIC                      -----------
                                              INCOME        HIGH INCOME     HIGH INCOME
                                               FUND            FUND            FUND
                                             ---------      -----------     -----------
Class A
  1 year                                     $     661       $     597       $     596
  3 years                                    $   1,101       $     906       $     903
  5 years                                    $   1,567       $   1,237       $   1,232
  10 years                                   $   2,850       $   2,170       $   2,160
Class B(1)
  1 year                                     $     791       $     724       $     723
  3 years                                    $   1,192       $     991       $     988
  5 years                                    $   1,718       $   1,385       $   1,380
  10 years                                   $   3,039(1)    $   2,367(1)    $   2,357(1)
Class B(1) (no redemption)
  1 year                                     $     291       $     224       $     223
  3 years                                    $     892       $     691       $     688
  5 years                                    $   1,518       $   1,185       $   1,180
  10 years                                   $   3,039(1)    $   2,367(1)    $   2,357(1)
Class B
  1 year                                     $     791       $     724       $     723
  3 years                                    $   1,192       $     991       $     988
  5 years                                    $   1,718       $   1,385       $   1,380
  10 years                                   $   3,039(1)    $   2,367(1)    $   2,357(1)
Class B (no redemption)
  1 year                                     $     291       $     224       $     223
  3 years                                    $     892       $     691       $     688
  5 years                                    $   1,518       $   1,185       $   1,180
  10 years                                   $   3,039(1)    $   2,367(1)    $   2,357(1)
Class C
  1 year                                     $     391       $     324       $     323
  3 years                                    $     892       $     691       $     688
  5 years                                    $   1,518       $   1,185       $   1,180
  10 years                                   $   3,204       $   2,544       $   2,534
Class C (no redemption)
  1 year                                     $     291       $     224       $     223
  3 years                                    $     892       $     691       $     688
  5 years                                    $   1,518       $   1,185       $   1,180
  10 years                                   $   3,204       $   2,544       $   2,534
Class S
  1 year                                     $     191       $     123       $     122
  3 years                                    $     591       $     384       $     381
  5 years                                    $   1,016       $     665       $     660
  10 years                                   $   2,201       $   1,466       $   1,455

----------
(1)  Assumes conversion to Class A shares after eight years.

FEDERAL INCOME TAX CONSEQUENCES

     For federal income tax purposes, the Reorganization of the Strategic Income Fund into the High Income Fund will be a tax-free reorganization. Accordingly, no gain or loss will be recognized by the Strategic Income Fund or by its shareholders as a result of the Reorganization, and the aggregate tax basis of the Reorganization Shares received by each shareholder of the Strategic Income Fund will be the same as the aggregate tax basis of the shareholder's Strategic Income Fund shares.

     A substantial portion of the portfolio assets of the Strategic Income Fund may be sold in connection with the Reorganization of the Strategic Income Fund into the High Income Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the selling Fund's basis in such assets. Any capital gains recognized in these sales (and not offset by capital loss carryforwards) will be distributed to the selling Fund's shareholders as capital gain dividends (to the extent of net capital gains) and/or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders subject to income tax.

     For more information about the federal income tax consequences of the Reorganization, see "Information About the Reorganization--Federal Income Tax Consequences."

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS

     The investment objectives, policies, restrictions and risks of the Funds, and certain differences between them, are summarized below. For a more detailed description of the investment techniques used by the Funds, please see the Fund Prospectuses. For more information concerning the risks associated with investments in the Funds, see "Risk Factors," below.

STRATEGIC INCOME FUND

     The Strategic Income Fund seeks high current income consistent with overall total return. Under normal market conditions, the Strategic Income Fund uses an allocation strategy whereby it invests primarily in three major categories of fixed-income securities: investment grade, lower quality and foreign securities. The Fund may invest up to 60% of its total assets in U.S. and foreign lower quality securities.

     The Strategic Income Fund's investment grade securities may include debt securities of the U.S. Treasury as well as those of various U.S. government agencies. This category also includes investment grade corporate securities, such as corporate bonds (bonds that, at the time of purchase, are rated within or above the Standard & Poor's BBB or the Moody's Baa major rating categories, or are unrated but considered equivalent by the Investment Manager). The Fund's lower quality securities (securities that, at the time of purchase, are below investment grade) may include junk bonds, as well as lower quality convertible bonds and preferred stocks. The Fund's foreign securities tend to be bonds issued by governments of developed countries. However, the Fund also may invest in government debt of less developed countries as well as foreign corporate debt of any quality. Under certain conditions, the Fund may use foreign currencies and related instruments to hedge its foreign securities.

     In managing the Strategic Income Fund's portfolio, the Investment Manager monitors and adjusts the category allocations from time to time, emphasizing those categories that the Investment Manager anticipates will outperform the others. By investing across different categories of fixed-income securities rather than in just one, the Fund diversifies the risks associated with investing in only one category.

HIGH INCOME FUND

     The High Income Fund seeks, primarily, high current income and, secondarily, capital appreciation, from investments in fixed-income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower quality securities--primarily junk bonds. At the time of purchase, these securities are rated within or below the BB or Ba major rating categories (Standard & Poor's / Moody's), or are unrated but considered equivalent by the Investment Manager. The Fund may not invest more than 20% of its total assets in securities rated in the CCC/Caa or lower rating categories or equivalent at the time of purchase.

     In addition to the principal investment strategies for the Funds described above, each Fund may also engage in other types of investment practices, such as investing in restricted and illiquid securities, derivatives, when-issued securities, and zero coupon securities. Each Fund may also engage in securities lending and in defensive investing. More detailed descriptions of these investment practices, and associated risks, are included in the Fund Prospectuses and Fund SAI's.

     While the investment objective of the Strategic Income Fund is substantially similar to that of the High Income Fund, there are differences in the Fund's investment strategies. The most significant difference is that whereas the Strategic Income Fund may invest no more than 60% of its assets in lower-quality securities, the High Income Fund, under normal market conditions, invests at least 80% of its assets in such securities. By contrast, the Strategic Income Fund's allocation strategy is designed to keep the Fund diversified across three categories of fixed-income securities: investment grade, lower quality, and foreign securities.

     There are also several differences between the fundamental investment restrictions of the Strategic Income Fund and the High Income Fund. As a result of the Reorganization, the High Income Fund's fundamental investment restrictions will apply to shares issued to former shareholders of the Strategic Income Fund. The Funds' Investment Manager believes that the differences between the two Funds' fundamental investment restrictions are not material. The table contained in Appendix B to this Prospectus/Proxy Statement summarizes the differences in the Funds' fundamental investment restrictions. The table, as well as the summary contained in this paragraph and the preceding paragraph, are qualified in their entirety by reference to the complete text of the investment restrictions of each Fund, which are set forth in the respective Fund Prospectuses and SAI's.

RISK FACTORS

     Certain risks associated with an investment in the High Income Fund are summarized below. Because the High Income Fund and the Strategic Income Fund share certain policies described more fully above under "Overview of Proposed Transactions--Comparison of Investment Objectives, Policies, Restrictions and Risks," some of the risks of an investment in the High Income Fund are substantially similar to the risks of an investment in the Strategic Income Fund. However, the magnitude of the risks for the Funds are not the same. Because the High Income Fund invests a MINIMUM OF 80% of its assets in junk bonds, whereas the Strategic Income Fund invests a MAXIMUM OF 60% of its assets in junk bonds, the High Income Fund is much more susceptible to the risks associated with junk bond investing.

     Junk bonds and lower quality fixed-income securities generally are considered to be speculative investments and involve greater risks than higher quality securities. The prices of most lower quality securities are vulnerable to economic recessions, when it becomes difficult for issuers to generate sufficient cash flow to pay principal and interest. Many also are affected by weak equity markets, when issuers find it hard to improve their financial condition by replacing debt with equity and when investors, such as the High Income Fund, find it hard to sell their lower quality securities at fair prices. In addition, the value of a security will usually fall substantially if an issuer defaults or goes bankrupt. Even anticipation of defaults by certain issuers, or the perception of economic or financial weakness, may cause the market for lower quality securities to fall.

     Junk bonds, especially those that are newly issued, are traded primarily by institutions. Because this limits the market for these securities, it may be difficult for the High Income Fund to sell them at fair prices when it needs to raise cash to meet redemptions.

     The value of any bonds held by the High Income Fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities.

     Because the High Income Fund may invest in U.S. companies with some international business, and also may invest in foreign companies, it is subject to the risks associated with international investing. The High Income Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above-average for a bond fund. High turnover will increase the Fund's transaction costs and may increase shareholders' tax liabilities. The Fund's shares will rise and fall in value and there is a risk that shareholders could lose money by investing in the Fund. Also, the Fund cannot be certain that it will achieve its goal. Finally, High Income Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

     A more detailed description of the risks associated with an investment in the High Income Fund may be found in the High Income Fund's Prospectus under the captions "Other Information--Other Securities and Risks" and in the SAI under the captions "Additional Information Concerning Investment Restrictions, Certain Risks and Investment Techniques" and "Debt Instruments and Permitted Cash Investments."

     The Strategic Income Fund's allocation strategy provides for a more diversified portfolio of fixed-income securities. This allocation strategy means that the Strategic Income Fund, at all times, invests a smaller percentage of its assets in lower quality securities than does the High Income Fund; therefore, it has less exposure to risks specific to investing in lower quality securities and junk bonds than the High Income Fund. Because the Strategic Income Fund invests a MAXIMUM OF 60% of its assets in junk bonds, whereas the High Income Fund invests a MINIMUM OF 80% of its assets in junk bonds, the Strategic Income Fund is much less susceptible to the risks associated with junk bond investing. As of September 30, 2002, the Strategic Income Fund had only 44% of its assets invested in junk bonds. If this proposed Reorganization is approved, the former shareholders of the Strategic Income Fund will hold shares in the High Income Fund, a Fund that normally invests at least 80% of its assets in junk bonds. As discussed above, this increased level of investment in junk bonds leads to an increased level of risk for shareholders.

                     COMPARISON OF DISTRIBUTION POLICIES AND
                  PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

     Both the Strategic Income Fund and the High Income Fund declare dividends daily and pay them monthly. Each Fund distributes any net realized capital gains annually. It is expected that, shortly prior to the Exchange Date (as defined in the Agreement and Plan of Reorganization), the Strategic Income Fund will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Exchange Date not previously distributed.

     The Funds have identical procedures for purchasing shares. Each of the Funds offers five classes of shares, Class A, Class B(1), Class B, Class C and Class S. Class A, Class B(1), Class C and Class S shares of the Funds may be purchased at their net asset value next determined, plus applicable sales charges in the case of Class A shares, through broker-dealers that have dealer agreements with State Street Research Investment Services, Inc., the Funds' distributor (the "Distributor"), or through the Distributor in certain instances. Class B shares of the Funds are available only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds. Class S shares of the Funds are available only through certain advisory accounts of the Investment Manager and other special programs, including programs through financial professionals with recordkeeping and other services.

     Class B(1) shares of the Funds are subject to a contingent deferred sales charge ("CDSC") at declining rates if redeemed within six years of purchase. Class B shares of the Funds are subject to a CDSC at declining rates if redeemed within five years of purchase. Class C shares of the Funds are subject to a CDSC if redeemed within one year of purchase. Class B(1), Class B and Class C Reorganization Shares will be subject to a CDSC on redemption to the same extent that the Class B(1), Class B and Class C Strategic Income Fund shares were so subject. No sales charge will be charged to Strategic Income Fund shareholders on the issuance of the Reorganization Shares, and no CDSC will be charged by the Strategic Income Fund. Following is a brief summary of the main characteristics of each class:

     CLASS A SHARES. Class A shares of each Fund are sold subject to a front-end sales load of 4.50% or less, with lower sales charges applicable to larger investments. Class A shares are also subject to a servicing and distribution fee at a current aggregate annual rate of 0.30% (subject to a maximum annual rate of 0.40%) of assets attributable to Class A shares. Class A shares are generally not subject to a CDSC, except in the case of certain large purchases of Class A shares without a sales load which are redeemed within one year of purchase.

     CLASS B(1) SHARES. Class B(1) shares of each Fund are sold at net asset value without any initial sales charge, but subject to a CDSC at declining rates if the shares are redeemed within six years of purchase. Class B(1) shares of each Fund are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class B(1) shares. Class B(1) shares convert automatically to Class A shares eight years after purchase.

     CLASS B SHARES. Class B shares of each Fund are sold at net asset value without any initial sales charge, but subject to a CDSC at declining rates if the shares are redeemed within five years of purchase. Class B shares of each Fund are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class B shares. Class B shares convert automatically to Class A shares eight years after purchase. Note that Class B shares of each Fund are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

     CLASS C SHARES. Class C shares of each Fund are also sold at net asset value without an initial sales charge, but subject to a CDSC if redeemed within the first year of purchase. Class C shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class C shares. Class C shares never convert to Class A shares.

     CLASS S SHARES. Class S shares of each Fund are sold at net asset value without an initial sales charge, and are not subject to a CDSC. Class S shares are not subject to servicing and distribution fees, and therefore have lower annual expenses than other share classes of the Funds. Note, however, that Class S shares of each Fund are available only through certain advisory accounts of the investment manager and through other special programs, including programs through financial professionals offering recordkeeping and other services. Such programs typically involve special conditions and separate fees, in addition to those described here.

     Shares of each Fund can generally be exchanged for shares of the same class of any other publicly offered and available State Street Research Fund. For more details, see the Fund Prospectuses and the Fund SAI's.

     The Funds have identical redemption procedures. Shares of each Fund may be redeemed at their net asset value next determined after receipt of the redemption request, less any applicable CDSC, on any day the New York Stock Exchange is open. Shares can be redeemed by mail, by telephone, through broker-dealers if a dealer agreement is in place, by wire communication, by Internet, by check, by Systematic Withdrawal Plan, or by electronic funds transfer.

     Each Fund offers the same shareholder services, including reinvestment privileges, a systematic withdrawal plan (with automatic bank connection), a dividend allocation program, telephone purchases, telephone exchanges, telephone redemptions, Internet account access through the EZ-Trader service, and access to the Investamatic Program, an automatic investment program. Because each Fund currently offers the same shareholder services, after the closing of the proposed Reorganization, the same services will continue to be available to the shareholders of the Strategic Income Fund.

     See the Fund Prospectuses for further information.

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     Class A shares of the High Income Fund returned 3.33% (without sales charge) for the 12 months ended March 31, 2002. That was higher than the Lipper High Current Yield Funds Average, which was -0.94%. The High Income Fund slightly underperformed the CSFB Global High Yield Index II, which returned 3.41%.

     During the early part of the year, the High Income Fund outperformed its peers by investing in higher quality, more liquid "BB"-rated securities. Then, the High Income Fund increased its exposure to single "B" securities, which outperformed in the second half of the year. The High Income Fund also benefited from its overweighting in healthcare and emerging market sovereign debt, and from an underweighting in telecommunications, which detracted from absolute performance but helped relative performance.

     Over the course of the year, the High Income Fund eliminated some of its riskier telecommunications and energy positions. It used the proceeds from sales to purchase the debt of investment-grade companies that had fallen out of favor, such as Williams Companies, U.S. West Communications, AT&T and Tyco International.

                           CHANGE IN VALUE OF $10,000
                  BASED ON THE CSFB GLOBAL HIGH YIELD INDEX II
                     COMPARED TO CHANGE IN VALUE OF $10,000
                          INVESTED IN HIGH INCOME FUND

[CHART]

CLASS A SHARES

        HIGH INCOME FUND    CSFB GLOBAL HIGH YIELD INDEX II
3/92           $   9,550                          $  10,000
3/93           $  11,335                          $  11,428
3/94           $  12,987                          $  12,496
3/95           $  13,221                          $  13,198
3/96           $  14,919                          $  15,240
3/97           $  16,456                          $  17,007
3/98           $  19,909                          $  19,583
3/99           $  19,273                          $  19,441
3/00           $  18,956                          $  19,422
3/01           $  14,499                          $  19,567
3/02           $  14,981                          $  20,235

[CHART]

CLASS B(1) SHARES

        HIGH INCOME FUND    CSFB GLOBAL HIGH YIELD INDEX II
3/92           $  10,000                          $  10,000
3/93           $  11,869                          $  11,428
3/94           $  13,498                          $  12,496
3/95           $  13,619                          $  13,198
3/96           $  15,262                          $  15,240
3/97           $  16,688                          $  17,007
3/98           $  20,029                          $  19,583
3/99           $  19,273                          $  19,441
3/00           $  18,779                          $  19,422
3/01           $  14,266                          $  19,567
3/02           $  14,645                          $  20,235

[CHART]

CLASS B SHARES

        HIGH INCOME FUND    CSFB GLOBAL HIGH YIELD INDEX II
3/92           $  10,000                          $  10,000
3/93           $  11,869                          $  11,428
3/94           $  13,498                          $  12,496
3/95           $  13,619                          $  13,198
3/96           $  15,262                          $  15,240
3/97           $  16,688                          $  17,007
3/98           $  20,029                          $  19,583
3/99           $  19,273                          $  19,441
3/00           $  18,814                          $  19,422
3/01           $  14,303                          $  19,567
3/02           $  14,683                          $  20,235

[CHART]

CLASS C SHARES

        HIGH INCOME FUND    CSFB GLOBAL HIGH YIELD INDEX II
3/92           $  10,000                          $  10,000
3/93           $  11,869                          $  11,428
3/94           $  13,496                          $  12,496
3/95           $  13,614                          $  13,198
3/96           $  15,255                          $  15,240
3/97           $  16,707                          $  17,007
3/98           $  20,046                          $  19,583
3/99           $  19,291                          $  19,441
3/00           $  18,795                          $  19,422
3/01           $  14,287                          $  19,567
3/02           $  14,665                          $  20,235

[CHART]

CLASS S SHARES

        HIGH INCOME FUND    CSFB GLOBAL HIGH YIELD INDEX II
3/92           $  10,000                          $  10,000
3/93           $  11,869                          $  11,428
3/94           $  13,609                          $  12,496
3/95           $  13,844                          $  13,198
3/96           $  15,671                          $  15,240
3/97           $  17,336                          $  17,007
3/98           $  21,014                          $  19,583
3/99           $  20,389                          $  19,441
3/00           $  20,101                          $  19,422
3/01           $  15,466                          $  19,567
3/02           $  15,988                          $  20,235

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                                                    1 YEAR      5 YEARS    10 YEARS
                                                    ------      -------    --------
CLASS A
Cumulative Total Return
  (does not reflect sales charge)                    3.33%       -8.96%      56.89%
Cumulative Total Return
  (at maximum applicable sales charge)              -1.32%      -13.06%      49.81%
Average Annual Total Return
  (at maximum applicable sales charge)              -1.32%       -2.76%       4.13%
CLASS B(1)
Cumulative Total Return
  (does not reflect sales charge)                    2.65%      -12.25%      46.45%
Cumulative Total Return
  (at maximum applicable sales charge)              -2.11%      -13.35%      46.45%
Average Annual Total Return
  (at maximum applicable sales charge)              -2.11%       -2.82%       3.89%
CLASS B
Cumulative Total Return
  (does not reflect sales charge)                    2.64%      -12.03%      46.83%
Cumulative Total Return
  (at maximum applicable sales charge)              -2.11%      -13.13%      46.83%
Average Annual Total Return
  (at maximum applicable sales charge)              -2.11%       -2.78%       3.91%
CLASS C
Cumulative Total Return
  (does not reflect sales charge)                    2.63%      -12.23%      46.65%
Cumulative Total Return
  (at maximum applicable sales charge)               1.68%      -12.23%      46.65%
Average Annual Total Return
  (at maximum applicable sales charge)               1.68%       -2.57%       3.90%
CLASS S
Cumulative Total Return
  (does not reflect sales charge)                    3.36%       -7.78%      59.88%
Cumulative Total Return
  (at maximum applicable sales charge)               3.36%       -7.78%      59.88%
Average Annual Total Return
  (at maximum applicable sales charge)               3.36%       -1.61%       4.80%

     All returns are for periods ended March 31, 2002. Past performance is no guarantee of future results. The High Income Fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends. Performance reflects maximum 4.50% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charges, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The CSFB Global High Yield Index II mirrors the public high-yield debt market representing a total of 250 different sectors within this market. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index. The Lipper High Current Yield Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows how well the High Income Fund has done compared with competing funds.

     Further information about each Fund's performance is contained in each Fund's annual report to shareholders, which may be obtained without charge by writing to the Funds at One Financial Center, Boston, Massachusetts 02111, or by calling 1-87-SSR-FUNDS (1-877-773-8637).

                                  THE PROPOSAL
                           APPROVAL OR DISAPPROVAL OF
                      AGREEMENT AND PLAN OF REORGANIZATION

     Shareholders of the Strategic Income Fund and the High Income Fund are being asked to approve or disapprove the Reorganization between the Strategic Income Fund and the High Income Fund (the "Proposal"). The Reorganization is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Strategic Income Fund and the High Income Fund (the "Agreement"), in the form attached to this Prospectus/Proxy Statement as Appendix A.

     The Agreement provides, among other things, for the transfer of all of the assets of the Strategic Income Fund to the High Income Fund in exchange for (i) the issuance to the Strategic Income Fund of the Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares, the number of which will be calculated based on the value of the net assets attributable to the Class A, Class B(1), Class B, Class C, and Class S shares, respectively, of the Strategic Income Fund acquired by the High Income Fund and the net asset value per Class A, Class B(1), Class B, Class C, and Class S shares of the High Income Fund and
(ii) the assumption by the High Income Fund of all of the liabilities of the Strategic Income Fund, all as more fully described below under "Information About the Reorganization."

     After receipt of the Reorganization Shares, the Strategic Income Fund will cause the Class A Reorganization Shares to be distributed to its Class A shareholders, the Class B(1) Reorganization Shares to be distributed to its Class B(1) shareholders, the Class B Reorganization Shares to be distributed to its Class B shareholders, the Class C Reorganization Shares to be distributed to its Class C shareholders, and the

Class S Reorganization Shares to be distributed to its Class S shareholders, in complete liquidation of the Strategic Income Fund. Each shareholder of the Strategic Income Fund will receive a number of full and fractional Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Class A, Class B(1), Class B, Class C, and Class S Strategic Income Fund shares, as the case may be.

     BOARD OF TRUSTEES' RECOMMENDATION. THE BOARD OF TRUSTEES OF STATE STREET RESEARCH SECURITIES TRUST, ON BEHALF OF THE STRATEGIC INCOME FUND, AND STATE STREET RESEARCH INCOME TRUST, ON BEHALF OF THE HIGH INCOME FUND, HAS VOTED UNANIMOUSLY TO APPROVE THE PROPOSED REORGANIZATION AND TO RECOMMEND THAT SHAREHOLDERS OF THE STRATEGIC INCOME FUND AND THE HIGH INCOME FUND ALSO APPROVE THE REORGANIZATION.

REQUIRED SHAREHOLDER VOTE

     Approval of the proposed Reorganization by each of the Strategic Income Fund and the High Income Fund will require the affirmative vote of the lesser of
(i) 67% or more of the Class A, Class B(1), Class B, Class C and Class S shares of the relevant Fund present or represented by proxy at the Meeting, voting together as a single class, if holders of more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares of the Strategic Income Fund, taken as a single class, are present or represented by proxy at the Meeting; or
(ii) more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares, voting together as a single class, provided a quorum is present at the Meeting. The holders of 30% of the shares of the Strategic Income Fund entitled to vote shall be a quorum for the Meeting, while the quorum for the High Income Fund is a majority of the shares of the Fund entitled to vote.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

     The Board of Trustees of the Securities Trust and the Income Trust, including all of its Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), has unanimously determined that the Reorganization would be in the best interests of the Strategic Income Fund and the High Income Fund and each Fund's shareholders, and that the interests of the shareholders of the Strategic Income Fund and the High Income Fund would not be diluted as a result of effecting the Reorganization.

     At a meeting held on October 7, 2002, the Board unanimously approved the proposed Reorganization and recommended its approval by shareholders of both Funds. In reaching this conclusion, the Board considered a number of factors, including the smaller asset size and higher contractual expenses of the Strategic Income Fund compared to the High Income Fund; the impact the discontinuation of an expense reimbursement would have on shareholders of the Strategic Income

Fund; the investment management efficiencies that may result from combining the operations of two separate funds that are managed in a similar manner and invest in related products; and the general compatibility of the Funds' investment objectives and policies.

     As reflected in the capitalization table in "Information About the Reorganization--Capitalization" set forth below, the Strategic Income Fund is relatively small in size. As of September 30, 2002, the Strategic Income Fund had total assets of approximately $65 million, compared to the High Income Fund which had approximately $281 million in total assets. The merger is expected to result in greater investment leverage and market presence for the High Income Fund. In addition, former Strategic Income Fund shareholders would benefit from the resulting economies of scale attributable to the larger asset size of the High Income Fund. Because each Fund has the same Investment Manager, custodian and distributor, combining the Funds could, over time, produce administrative economies of scale, resulting in net benefits to each Fund's shareholders. The Board considered, among other things, the benefits to the Strategic Income Fund of the elimination of duplicate services such as producing separate prospectuses and shareholder reports.

     In addition, the contractual operating expenses for the Strategic Income Fund are significantly higher than the contractual operating expenses of the High Income Fund. The Strategic Income Fund's operating expenses are currently reduced to a level that matches the operating expenses of the High Income Fund through a voluntary expense reimbursement by the Investment Manager. However, this reimbursement is not contractual and can be discontinued at any time. The Investment Manager has determined that it is not economically viable for it to continue with this level of expense reimbursement. Therefore, it is expected that the operating expenses of the Strategic Income Fund would increase substantially, possibly to their contractual levels, if the Strategic Income Fund were to continue to offer shares to the public.

     If the Reorganization is approved, the Strategic Income Fund's shareholders will benefit from the High Income Fund's lower level of contractual operating expenses. For each share class, the High Income Fund's contractual expenses are more than 0.60% (as an annualized percentage of the Fund's average assets) lower than the contractual expenses of the Strategic Income Fund for that share class. Of course, there can be no assurance that the Reorganization will result in expense savings for shareholders.

     The Board also received information relating to the historical performance of the Strategic Income Fund and the High Income Fund. Because the High Income Fund commenced operations approximately 10 years prior to the commencement of operations of the Strategic Income Fund, it is difficult to compare the performance of the Funds. However, for the five-year period ended December 31, 2001, the High Income Fund has experienced a more volatile performance history than the Strategic Income Fund.

     The Board concluded that the above-mentioned considerations supported approval of the proposed Reorganization. While it is acknowledged that fees and expenses could increase and economies of scale cannot be guaranteed, the Board concluded that the favorable contractual expenses of the High Income Fund appeared to provide better prospects for Strategic Income Fund shareholders than the continued operation of the Strategic Income Fund.

     In addition, the Board, upon the recommendation of the Funds' Investment Manager, concluded that in the absence of the Proposal it would be in the best interests of the Strategic Income Fund to proceed with the liquidation of the Fund. The Board considered the fact that the Reorganization is expected to be conducted on a tax-free basis for the shareholders of the Strategic Income Fund, whereas a liquidation of the Fund outside the context of the Reorganization would be a taxable event for the Fund, potentially increasing the tax liabilities of the Fund's shareholders.

                      INFORMATION ABOUT THE REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

     The proposed Agreement and Plan of Reorganization provides that the High Income Fund will acquire all of the assets of the Strategic Income Fund in exchange for the issuance of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares and for the assumption by the High Income Fund of all of the liabilities of the Strategic Income Fund, all as of the Exchange Date. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

     The Strategic Income Fund will sell all of its assets to the High Income Fund, and, in exchange, the High Income Fund will assume all of the liabilities of the Strategic Income Fund and deliver to the Strategic Income Fund a number of full and fractional Class A, Class B(1), Class B, Class C and Class S Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Strategic Income Fund attributable to its Class A, Class B(1), Class B, Class C and Class S shares, respectively, less the value of the liabilities of the Strategic Income Fund assumed by the High Income Fund attributable to each such class of shares.

     Immediately following the Exchange Date, the Strategic Income Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Strategic Income Fund, with Reorganization Shares being distributed to corresponding classes of shareholders of the Strategic Income Fund. As a result of the proposed transaction, each holder of Class A, Class B(1), Class B, Class C, and Class S shares of the Strategic Income Fund will receive a number of Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B(1), Class B, Class C, and Class S shares of the Strategic Income Fund held by the shareholder.

     This distribution of Reorganization Shares will be accomplished by the establishment of accounts on the share records of the High Income Fund in the names of the Strategic Income Fund shareholders, each account representing the respective number of full and fractional Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares due such shareholder. Because the shares of the High Income Fund will not be represented by certificates, certificates for Reorganization Shares will not be issued. After the Exchange Date, certificates originally representing shares of Class A or Class S of the Strategic Income Fund will be rendered nonnegotiable. The accounts established with the High Income Fund will have the same shareholder account privileges and elections as existed with the corresponding former accounts in the Strategic Income Fund.

     The consummation of the Reorganization is subject to the conditions set forth in the Agreement, any of which may be waived, except for the condition requiring shareholder approval by both Funds of the Agreement. The Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Strategic Income Fund, prior to the Exchange Date, by mutual consent of the Funds or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

     The fees and expenses for the Reorganization, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement and Plan of Reorganization, will be allocated ratably between the two Funds in proportion to their net assets as of the date of the Reorganization, with two exceptions. First, the trading costs associated with the repositioning of the portfolio of the Strategic Income Fund prior to the Reorganization will be borne by the Strategic Income Fund; secondly, the costs of proxy materials and proxy solicitations will be borne by the Fund soliciting the proxies. However, to the extent that any payment by either Fund of such fees and expenses would result in the disqualification of either Fund as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), such fees and expenses will be paid directly by the party incurring them.

DESCRIPTION OF THE REORGANIZATION SHARES

     Full and fractional Reorganization Shares will be issued to the Strategic Income Fund's shareholders in accordance with the procedure under the Agreement as described above. The Reorganization Shares are Class A, Class B(1), Class B, Class C, and Class S shares of the High Income Fund, which have characteristics identical to those of the corresponding class of Strategic Income Fund shares with respect to sales charges, CDSC's, conversion and 12b-1 servicing and distribution fees.

ORGANIZATION

     Each of the Reorganization Shares will be fully paid and nonassessable by the High Income Fund when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that certain Class B(1) and Class B Reorganization Shares convert automatically into Class A shares as described above. The First Amended and Restated Master Trust Agreement of State Street Research Income Trust, as amended (the "Declaration of Trust"), permits the Trustees of the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares, such series and/or classes having such preferences and special or relative rights and privileges as the Trustees may determine. The High Income Fund's shares are currently divided into five classes. The rights of shareholders of the Strategic Income Fund and the High Income Fund are identical, with the exception that shareholders of the High Income Fund have in addition the right to approve any merger or reorganization to which the High Income Fund is a party and to approve the liquidation of the Fund.

FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization will be a tax-free reorganization. The Reorganization will be conditioned on receipt of an opinion from Ropes & Gray, special counsel to the Trusts, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Strategic Income Fund as a result of the Reorganization; (ii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Strategic Income Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Strategic Income Fund; (iii) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that a Strategic Income Fund shareholder receives in place of his or her Strategic Income Fund shares will be the same as the aggregate basis of his or her Strategic Income Fund shares; (iv) under Section 1223(1) of the Code, a Strategic Income Fund shareholder's holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Strategic Income Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Strategic Income Fund shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the High Income Fund as a result of the Reorganization; (vi) under
Section 362(b) of the Code, the High Income Fund's tax basis in the assets that the High Income Fund receives from the Strategic Income Fund will be the same as the Strategic Income Fund's basis in such assets; and (vii) under Section 1223(2) of the Code, the High Income Fund's holding period in such assets will include the Strategic Income Fund's holding period in such assets. The opinion will be based on certain factual certifications made by officers of the Trust, and will also include certain qualifications and be based on customary assumptions.

     A substantial portion of the portfolio assets of the Strategic Income Fund may be sold in connection with the Reorganization of that Fund into the High Income Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the selling Fund's basis in such assets. Any capital gains recognized in these sales (and not offset by capital loss carryforwards) will be distributed to the selling Fund's shareholders as capital gain dividends (to the extent of net capital gains) and/or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions generally will be taxable to shareholders other than tax-exempt shareholders.

     Prior to the Exchange Date, the Strategic Income Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Exchange Date.

     The foregoing description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

CAPITALIZATION

     The following tables show the capitalization of the Strategic Income Fund and the High Income Fund as of September 30, 2002, and of the High Income Fund on a pro forma basis as of September 30, 2002, giving effect to the proposed acquisition by the High Income Fund of the assets and liabilities of the Strategic Income Fund at net asset value:

                              CAPITALIZATION TABLES
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                         STRATEGIC
                                          INCOME      HIGH INCOME     PRO FORMA
                                           FUND          FUND         COMBINED
                                         ---------    -----------     ---------
Net assets (000's omitted)
  Class A                                $  25,545    $   189,621     $ 215,166
  Class B(1)                                11,636         21,387        33,023
  Class B                                   16,032         57,486        73,518
  Class C                                    2,579          8,419        10,998
  Class S                                    9,207          4,512        13,719
Shares outstanding (000's omitted)
  Class A                                    4,557         61,184        69,424
  Class B(1)                                 2,086          6,974        10,764
  Class B                                    2,871         18,690        23,896
  Class C                                      462          2,734         3,571
  Class S                                    1,644          1,469         4,468
Net asset value per share
  Class A                                $    5.61    $      3.10     $    3.10
  Class B(1)                                  5.58           3.07          3.07
  Class B                                     5.58           3.08          3.08
  Class C                                     5.58           3.08          3.08
  Class S                                     5.60           3.07          3.07

     Pro forma financial statements of the High Income Fund as of and for the twelve months ended September 30, 2002 are included in the Reorganization SAI. Because the Agreement provides that the High Income Fund will be the "surviving" Fund following the Reorganization and because the High Income Fund's investment objective and policies will remain unchanged by the Reorganization, the pro forma financial statements reflect the transfer of the assets and liabilities of the Strategic Income Fund to the High Income Fund as contemplated by the Agreement. Shareholders should note that while the fiscal year end for the Strategic Income Fund is April 30, the High Income Fund's fiscal year end is March 31.

                           INFORMATION ABOUT THE FUNDS

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS OF SHAREHOLDERS

     Neither the Declaration of Trust nor the Master Trust Agreement of the Securities Trust provides for annual meetings of shareholders, and the Trusts do not currently intend to hold such a meeting for shareholders of the High Income Fund or the Strategic Income Fund in 2003. Shareholder proposals for inclusion in a Prospectus/Proxy Statement for any subsequent meeting of either Fund's shareholders must be received by the relevant Trust a reasonable period of time prior to any such meeting. If the Reorganization is consummated, there will be no subsequent meetings of the shareholders of the Strategic Income Fund.

     Other information regarding the Funds, including information with respect to their investment objectives, policies and restrictions and financial history may be found in the Reorganization SAI, the Funds' Prospectuses and SAI's, and the Funds' most recent Annual and Semiannual Reports to shareholders, which are available upon request by calling 1-877-773-8637.

     The Income Trust and the Securities Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with such Act file reports and other information with the Securities and Exchange Commission. Proxy materials, reports and other information filed by the Trusts with respect to the Funds can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 233 Broadway, New York, New York 10279; and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's web site at "www.sec.gov."

                                                                 January 3, 2003

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is made as of October 7, 2002 in Boston, Massachusetts, by and between State Street Research Securities Trust (the "Securities Trust"), a Massachusetts business trust, on behalf of its Strategic Income Fund series (the "Acquired Fund"), and State Street Research Income Trust (the "Income Trust"), a Massachusetts business trust, on behalf of its High Income Fund series (the "Acquiring Fund").

PLAN OF REORGANIZATION

     (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Class A Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B(1) shares of beneficial interest of the Acquiring Fund (the "Class B(1) Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the "Class B Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iv) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the "Class C Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (v) a number of full and fractional Class S shares of beneficial interest of the Acquiring Fund (the "Class S Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class S shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class S shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Class A Reorganization Shares, the Class B(1) Reorganization Shares, the Class B Reorganization Shares, the Class C Reorganization Shares, and the Class S Reorganization Shares shall be referred to collectively as the "Reorganization Shares"). It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

     (b) Upon consummation of the transaction described in paragraph (a) of this Agreement, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B(1), Class B, Class C and Class S shareholders of record as of the Exchange Date the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares, each such shareholder being entitled to receive that proportion of such Class A, Class B(1), Class B, Class C and Class S Reorganization Shares which the number of Class A, Class B(1), Class B, Class C and Class S shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund outstanding on such date. Certificates representing the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares will not be issued. All issued and outstanding Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

     (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be liquidated pursuant to the provisions of the Master Trust Agreement of State Street Research Securities Trust, as amended (the "Securities Declaration of Trust"), and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

AGREEMENT

     The Acquiring Fund and the Acquired Fund agree as follows:

     1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

     a. The Acquiring Fund is a series of the Income Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

     b. The statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the six months ended September 30, 2002 have been furnished to the Acquired Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of that date and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

     c. The current prospectus and statement of additional information of the Acquiring Fund, each dated August 1, 2002 (collectively, as from time to time amended, the "Acquiring Fund Prospectus"), which have previously been furnished to the Acquired Fund, did not as of such date and does not contain as of the date hereof, with respect to the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     d. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Income Trust or the Acquiring Fund, threatened against the Income Trust or the Acquiring Fund, which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     e. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown belonging to it on its statement of assets and liabilities as of September 30, 2002, those incurred in the ordinary course of its business as an investment company since September 30, 2002 and those to be assumed pursuant to this Agreement. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2002, whether or not incurred in the ordinary course of business.

     f. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Income Trust's officers, are required to have been filed by the Acquiring Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     g. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

     h. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the Income Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Reorganization Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund shareholders and the Acquiring Fund shareholders referred to in Section 7(a) and Section 7(b) herein (together with the documents incorporated therein by reference, the "Joint Proxy Statement"), on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meetings referred to in Sections 7(a) and 7(b) and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Income Trust and the Joint Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Joint Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquired Fund to the Acquiring Fund specifically for use in the Registration Statement or the Joint Proxy Statement.

     i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Acquiring Fund Prospectus, the Registration Statement or the Joint Proxy Statement.

     j. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     k. The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

     l. The Reorganization Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

     m. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

     2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

     a. The Acquired Fund is a series of the Securities Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement.

     b. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended October 31, 2002 have been furnished to the Acquiring Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of that date, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby, in conformity with generally accepted accounting principles.

     c. The current prospectuses and statement of additional information of the Acquired Fund, each dated June 29, 2002 (collectively, as from time to time amended, the "Acquired Fund Prospectus"), which has been previously furnished to the Acquiring Fund, did not contain as of such date and does not contain, with respect to the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     d. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Securities Trust or the Acquired Fund, threatened against the Securities Trust or the Acquired Fund, which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     e. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are disclosed in the Securities Trust's registration statement on Form N-lA or the Acquired Fund Prospectus.

     f. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Acquired Fund's statement of assets and liabilities as of October 31, 2002 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2002, whether or not incurred in the ordinary course of business.

     g. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Securities Trust's officers, are required to have been filed by the Acquired Fund, and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     h. At the Exchange Date, the Securities Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of October 31, 2002, referred to in Section 2(b) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

     i. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state insurance, securities or blue sky laws.

     j. The Registration Statement and the Joint Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meetings referred to in Section 7(a) and Section 7(b) and on the Exchange Date, the Joint Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Joint Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquiring Fund to the Acquired Fund or the Securities Trust specifically for use in the Registration Statement or the Joint Proxy Statement.

     k. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     l. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Exchange Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Acquired Fund's fiduciary duty to its shareholders.

     m. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

     3. REORGANIZATION.

     a. Subject to the requisite approval of the shareholders of the Acquired Fund and the Acquiring Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its investment company taxable income, net tax-exempt income and net capital gain as described in Section 8(k)), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund on the Exchange Date, all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation by the Acquired Fund of any Investments), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. Pursuant to this Agreement, the Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B(1), Class B, Class C and Class S shares, respectively, of the Acquired Fund.

     b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

     c. The Valuation Time shall be the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     4. TRANSACTION. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B(1) Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iii) a number of full and fractional Class B Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iv) a number of full and fractional Class C Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (v) a number of full and fractional Class S Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class S shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class S shares of the Acquired Fund assumed by the Acquiring Fund on that date.

     a. The net asset value of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

     b. The net asset value of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

     c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

     d. The Acquired Fund shall distribute the Reorganization Shares to the shareholders of the Acquired Fund by furnishing written instructions to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for the Acquired Fund shareholders in accordance with such written instructions.

     e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

     5. EXPENSES, FEES, ETC.

     a. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by the Acquired Fund and the Acquiring Fund of the transactions contemplated by this Agreement will be allocated ratably between the Acquiring Fund and the Acquired Fund in proportion to their net assets as of the Valuation Time, except that the costs of proxy materials and proxy solicitation with respect to shareholders of the Acquired Fund will be borne by the Acquired Fund and the costs of proxy materials and proxy solicitation with respect to the shareholders of the Acquiring Fund will be borne by the Acquiring Fund; provided, however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquiring Fund or the Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

     b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then each of the Acquiring Fund and the Acquired Fund shall bear all of its own expenses incurred in connection with such transactions.

     c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

     6. EXCHANGE DATE. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Reorganization Shares to be issued shall be made at Boston, Massachusetts, on such date as the Acquiring Fund and the Acquired Fund shall agree upon after shareholder approval of the reorganization, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     7. MEETINGS OF SHAREHOLDERS; DISSOLUTION.

     a. The Securities Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided and adopting this Agreement.

     b. The Income Trust, on behalf of the Acquiring Fund, agrees to call a meeting of the Acquiring Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the purchase of all of the assets and the assumption of all of the liabilities of the Acquired Fund as herein provided and adopting this Agreement.

     c. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Securities Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

     d. The Acquiring Fund has, in consultation with the Acquired Fund and based in part on information furnished by the Acquired Fund, filed the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

     8. CONDITIONS TO THE ACQUIRING FUND'S OBLIGATIONS. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund and the Acquiring Fund entitled to vote.

     b. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     c. That the Acquiring Fund shall have received an opinion of Ropes & Gray, counsel to the Acquired Fund, dated the Exchange Date and in form satisfactory to the Acquiring Fund, to the effect that (i) the Securities Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by the Securities Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Prospectus and the Joint Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Income Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Securities Trust and the Acquired Fund; (iii) the Securities Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Securities Declaration of Trust or By-Laws of the Securities Trust or any provision of any agreement known to such counsel to which the Securities Trust or the Acquired Fund is a party or by which it is bound; and (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Securities Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

     d. That the Acquiring Fund shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications), dated the Exchange Date and in form satisfactory to the Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and the court decisions, for federal income tax purposes
(i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund and assumption of liabilities pursuant to this Agreement in exchange for the Reorganization Shares; (ii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund.

     e. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

     f. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Income Trust or the Acquiring Fund, threatened by the Commission.

     g. That the Securities Trust shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     h. That all actions taken by the Securities Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

     i. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) and
(iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for its taxable years ending on or after April 30, 2002 and on or prior to the Exchange Date.

     j. That the Acquired Fund shall have furnished to the Acquiring Fund its records as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring

Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

     k. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a record identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

     l. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) its records setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

     9. CONDITIONS TO THE ACQUIRED FUND'S OBLIGATIONS. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund and the Acquiring Fund entitled to vote.

     b. That the Income Trust, on behalf of the Acquiring Fund, shall have accepted from the Acquired Fund a statement, dated as of the Exchange Date, of the Acquired Fund of its liabilities which the Acquiring Fund will assume, and that the Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, dated as of the Exchange Date, pursuant to which it assumes all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

     c. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

     d. That the Acquired Fund shall have received an opinion of Ropes & Gray, counsel to the Acquiring Fund, in form satisfactory to counsel to the Acquired Fund, and dated the Exchange Date, to the effect that (i) the Income Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Reorganization Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Income Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Income Trust on behalf of the Acquiring Fund and, assuming that the Acquiring Fund Prospectus, the Registration Statement and the Joint Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Securities Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Income Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the First Amended and Restated Master Trust Agreement of State Street Research Income Trust, as amended (the "Income Declaration of Trust") or By-Laws of the Income Trust, or any provision of any agreement known to such counsel to which the Income Trust or the Acquiring Fund is a party or by which it is bound; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Income Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

     e. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain customary qualifications), in form satisfactory to the Acquired Fund and its counsel, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Acquired Fund; (iii) the aggregate tax basis of the Reorganization Shares that an Acquired Fund's shareholder receives in place of its Acquired Fund shares will be the same as the basis of its Acquired Fund shares; and (iv) an Acquired Fund's shareholder's holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

     f. That all actions taken by the Income Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and its counsel.

     g. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Income Trust or the Acquiring Fund, threatened by the Commission.

     h. That the Income Trust shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     10. WAIVER OF CONDITIONS. Each of the Acquired Fund or the Acquiring Fund, after consultation with counsel, or an officer authorized by the trustees of the Securities Trust or the Income Trust, as the case may be, may waive any condition to their respective obligations hereunder, except for the conditions set forth in Sections 8(a) and 9(a).

     11. NO BROKER, ETC. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Securities Trust or Income Trust who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     12. TERMINATION. The Acquired Fund and the Acquiring Fund may, by consent of the respective trustees of the Securities Trust and the Income Trust on behalf of their respective fund, terminate this Agreement.

     13. SOLE AGREEMENT; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

     14. DECLARATIONS OF TRUST. A copy of each of the Securities Declaration of Trust and the Income Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the undersigned officer or assistant officer of the Acquired Fund or Acquiring Fund on behalf of the trustees of the Securities Trust on behalf of the Acquired Fund and on behalf of the trustees of the Income Trust on behalf of the Acquiring Fund, in each case as officer or assistant officer and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers, assistant officers, agents or shareholders of the State Street Research Securities Trust or the State Street Research Income Trust individually but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund.

                                         STATE STREET RESEARCH
                                         SECURITIES TRUST,
                                         on behalf of its State Street Research
                                         Strategic Income Fund series

                                         By: /s/ John S. Lombardo
                                             --------------------

                                         STATE STREET RESEARCH
                                         INCOME TRUST,
                                         on behalf of its State Street Research
                                         High Income Fund series

                                         By: /s/ John S. Lombardo
                                             --------------------

                                   APPENDIX B
                     FUNDAMENTAL INVESTMENT POLICIES OF THE
                  STATE STREET RESEARCH STRATEGIC INCOME FUND &
                     STATE STREET RESEARCH HIGH INCOME FUND

INVESTMENT OBJECTIVE

STRATEGIC INCOME FUND

     The Fund seeks high current income consistent with overall total return.

HIGH INCOME FUND

     The Fund seeks, primarily, high current income and, secondarily, capital appreciation, from investments in fixed-income securities.

DIVERSIFICATION

STRATEGIC INCOME FUND

     The Fund will not purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund.

HIGH INCOME FUND

     The Fund will not purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund.

SENIOR SECURITIES

STRATEGIC INCOME FUND

     The Fund will not issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities).

HIGH INCOME FUND

     The Fund will not issue senior securities.

UNDERWRITING

STRATEGIC INCOME FUND

     The Fund will not underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws.

HIGH INCOME FUND

     The Fund will not underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in a syndicate or group, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws.

REAL ESTATE

STRATEGIC INCOME FUND

     The Fund will not purchase fee simple interests in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate.

HIGH INCOME FUND

     The Fund will not purchase or sell real estate in fee simple.

LENDING

STRATEGIC INCOME FUND

     The Fund will not lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt related instruments or interests (and enter into repurchase agreements with respect thereto).

HIGH INCOME FUND

     The Fund will not lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt-related instruments or interests (and enter into repurchase agreements with respect thereto).

COMMODITIES

STRATEGIC INCOME FUND

     The Fund will not invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts.

HIGH INCOME FUND

     The Fund will not invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts.

OIL & GAS

STRATEGIC INCOME FUND

     N/A

HIGH INCOME FUND

     The Fund will not invest in oil, gas or other mineral exploration programs (provided that the Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs).

CONCENTRATION

STRATEGIC INCOME FUND

     The Fund will not make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of nongovernment-related issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information as amended from time to time.

HIGH INCOME FUND

     The Fund will not make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of nongovernment-related issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time.

BORROWING

STRATEGIC INCOME FUND

     The Fund will not borrow money, including reverse repurchase agreements insofar as such agreements may be regarded as borrowings, except for borrowings not in an amount in excess of 33 1/3% of the value of its total assets.

HIGH INCOME FUND

     The Fund will not borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that reverse repurchase agreements shall not exceed 5% of its total assets, and provided further that additional investments will be suspended during any period when borrowing exceeds 5% of total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

Control Number:(exp1203)SSR-LD                                      SI-6758-1202

                       STATE STREET RESEARCH INCOME TRUST

                                    FORM N-14

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 3, 2003

         This Statement of Additional Information (the "SAI") relates to the proposed reorganization (the "Reorganization") of the State Street Research Strategic Income Fund (the "Strategic Income Fund"), a series of State Street Research Securities Trust, a Massachusetts business trust, into the State Street Research High Income Fund (the "High Income Fund"), a series of State Street Research Income Trust, a Massachusetts business trust.

         This SAI contains information which may be of interest to shareholders relating to the Reorganization, but which is not included in the Prospectus/Proxy Statement dated January 3, 2003 (the "Prospectus/Proxy Statement") of the High Income Fund. As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all the assets of, and the assumption of substantially all the liabilities of, the Strategic Income Fund, in exchange for shares of the High Income Fund. The Strategic Income Fund would distribute the High Income Fund shares it receives to its shareholders in complete liquidation of the Strategic Income Fund.

         This SAI is not a prospectus, and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to State Street Research Income Trust, One Financial Center, Boston, MA 02111, or by calling 1-877-773-8637.

                                TABLE OF CONTENTS

I.       Additional Information about the High Income Fund and the Strategic Income Fund                        B-2
II.      Financial Statements                                                                                   B-2

I. ADDITIONAL INFORMATION ABOUT THE HIGH INCOME FUND AND THE STRATEGIC INCOME FUND.

         FOR THE HIGH INCOME FUND: Incorporated by reference from the Statement of Additional Information for the High Income Fund dated August 1, 2002, as filed with the Securities and Exchange Commission.

         FOR THE STRATEGIC INCOME FUND: Incorporated by reference from the Statement of Additional Information for the Strategic Income Fund dated June 29, 2002, as filed with the Securities and Exchange Commission.

II.      FINANCIAL STATEMENTS.

         This SAI incorporates by reference (i) the Annual Report of the High Income Fund for the year ended March 31, 2002, (ii) the Semiannual Report of the High Income Fund for the six months ended September 30, 2002, (iii) the Annual Report of the Strategic Income Fund for the year ended April 30, 2002, and (iv) the Semiannual Report of the Strategic Income Fund for the six months ended October 31, 2002. Each of these reports contains historical financial information regarding the Funds. Such reports have been filed with the Securities and Exchange Commission, and the financial statements and report of independent accountants therein are incorporated herein by reference.

         Pro forma financial statements of the High Income Fund are provided on the following pages.

                     STATE STREET RESEARCH HIGH INCOME FUND
                  PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
FIXED INCOME SECURITIES 95.2%

AEROSPACE/DEFENSE 1.0%
   Alliant Techsystems
      Inc. Sr. Sub. Note,
      8.50%, 5/15/2011              $           0   $     250,000   $     250,000   $           0   $     265,625   $     265,625
   Argo Tech Corp. Sr.
      Sub. Note, 8.625%,
      10/01/2007                          750,000               0         750,000         585,000               0         585,000
   B/E Aerospace Inc. Sr.
      Sub. Note, 9.50%,
      11/01/2008                        2,875,000         175,000       3,050,000       2,170,625         132,125       2,302,750
   L-3 Communications
      Corp. Sr. Sub. Note,
      7.625%, 6/15/2012+                        0         200,000         200,000               0         207,000         207,000
                                                                                    -------------   -------------   -------------
                                                                                        2,755,625         604,750       3,360,375
                                                                                    -------------   -------------   -------------
CABLE 3.3%
   British Sky Broadcasting
      Group Note, 6.875%,
      2/23/2009                         6,350,000         300,000       6,650,000       6,282,182         296,796       6,578,978
   Charter Communications
      Holdings LLC, 9.625%,
      11/15/2009+                               0         110,000         110,000               0          67,650          67,650
   Charter Communications
      Holdings Sr. Note,
      0.00% to 3/31/2004,
      9.92% from 4/01/2004
      to maturity, 4/01/2011              775,000          50,000         825,000         352,624          22,750         375,374
   Charter Communications
      Holdings Sr. Note,
      10.75%, 10/01/2009                2,800,000          50,000       2,850,000       1,764,000          31,500       1,795,500
   EchoStar Broadband
      Corp. Sr. Note,
      10.375%, 10/01/2007                       0         150,000         150,000               0         147,750         147,750
   EchoStar DBS
      Corp. Sr. Note,
      9.375%, 2/11/2009                 1,550,000               0       1,550,000       1,495,750               0       1,495,750
   Panamsat Corp. Note,
      8.50%, 2/01/2012+                 1,325,000               0       1,325,000       1,060,000               0       1,060,000
                                                                                    -------------   -------------   -------------
                                                                                       10,954,556         566,446      11,521,002
                                                                                    -------------   -------------   -------------

    The accompanying notes are an integral part of the financial statements.

                                        1

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
CASINO 4.9%
   Chumash Casino & Resort
      Enterprise Sr. Note,
      9.00%, 7/15/2010+             $   1,375,000   $     100,000   $   1,475,000   $   1,419,688   $     103,250   $   1,522,938
   Hollywood Casino
      Shreveport, 13.00%,
      8/01/2006                         1,240,000               0       1,240,000       1,339,200               0       1,339,200
   International Game
      Technology Inc. Sr. Note,
      8.375%, 5/15/2009                         0         400,000         400,000               0         435,500         435,500
   Mandalay Resort Group
      Sr. Sub Note, 10.25%,
      8/01/2007                         2,870,000          80,000       2,950,000       3,092,425          86,200       3,178,625
   MGM Grand Inc.
      Sr. Sub. Note, 9.75%,
      6/01/2007                         3,375,000         300,000       3,675,000       3,670,312         326,250       3,996,562
   Mohegan Tribal Gaming
      Authority Sr. Note,
      8.125%, 1/01/2006                         0         225,000         225,000               0         233,438         233,438
   Park Place
      Entertainment Corp.
      Sr. Sub. Note, 7.875%,
      3/15/2010                         3,000,000               0       3,000,000       3,037,500               0       3,037,500
   Park Place
      Entertainment Corp.
      Sr. Sub. Note, 9.375%,
      2/15/2007                                 0         500,000         500,000               0         532,500         532,500
   Venetian Casino Resort
      LLC Note, 11.00%,
      6/15/2010+                        2,525,000         375,000       2,900,000       2,474,500         367,500       2,842,000
                                                                                    -------------   -------------   -------------
                                                                                       15,033,625       2,084,638      17,118,263
                                                                                    -------------   -------------   -------------
CHEMICAL 7.7%
   Huntsman ICI Chemicals
      LLC Sr. Sub Note,
      10.125%, 7/01/2009                1,550,000         175,000       1,725,000       1,309,750         147,875       1,457,625
   Huntsman International
      LLC Sr. Note, 9.875%,
      3/01/2009+                        1,550,000         175,000       1,725,000       1,550,000         175,000       1,725,000
   ISP Chemco Inc. Sr. Sub.
      Note, 10.25%,
      7/01/2011                         3,600,000         400,000       4,000,000       3,582,000         398,000       3,980,000
   Lyondell Chemical Co.
      Sr. Note, 9.625%,
      5/01/2007                         4,250,000         325,000       4,575,000       3,931,250         300,625       4,231,875
   MacDermid Inc. Sr.
      Sub. Note, 9.125%,
      7/15/2011+                        3,500,000         350,000       3,850,000       3,675,000         367,500       4,042,500

    The accompanying notes are an integral part of the financial statements.

                                        2

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Methanex Corp.
      Sr. Note, 8.75%,
      8/15/2012                     $   1,600,000   $     150,000   $   1,750,000   $   1,656,000   $     155,250   $   1,811,250
   Millennium America Inc.
      Sr. Note, 9.25%,
      6/15/2008                         1,600,000         175,000       1,775,000       1,625,056         177,740       1,802,796
   Millennium America Inc.
      Sr. Note, 9.25%,
      10/15/2008+                               0          50,000          50,000               0          50,500          50,500
   Noveon Inc. Sr. Sub.
      Note, 11.00%,
      2/28/2011                         1,075,000          75,000       1,150,000       1,161,000          81,000       1,242,000
   OM Group Inc. Sr. Sub.
      Note, 9.25%,
      12/15/2011                        4,250,000         350,000       4,600,000       4,186,250         344,750       4,531,000
   Resolution Performance
      Products LLC Sr. Sub
      Note, 13.50%,
      11/15/2010                        1,375,000         200,000       1,575,000       1,540,000         224,000       1,764,000
                                                                                    -------------   -------------   -------------
                                                                                       24,216,306       2,422,240      26,638,546
                                                                                    -------------   -------------   -------------
COMPUTER TECHNOLOGY 4.2%
   Avaya Inc. Conv. Note,
      0.00%, 10/31/2021                   800,000          75,000         875,000         174,960          16,403         191,363
   Avaya Inc. Sr. Note,
      11.125%, 4/01/2009                  800,000          75,000         875,000         504,000          47,250         551,250
   British
      Telecommunications
      PLC Note, 8.875%,
      12/15/2030                                0          75,000          75,000               0          89,385          89,385
   Fairchild Semiconductor
      Corp. Sr. Sub. Note,
      10.50%, 2/01/2009                 2,150,000         200,000       2,350,000       2,236,000         208,000       2,444,000
   First Data Corp. Note,
      4.70%, 11/01/2006                         0          50,000          50,000               0          52,396          52,396
   Flextronics
      International Ltd.
      Note, 9.875%,
      7/01/2010                         3,225,000         225,000       3,450,000       3,241,125         226,125       3,467,250
   Hewlett-Packard Co.
      Global Note, 5.50%,
      7/01/2007                                 0          75,000          75,000               0          77,583          77,583
   IBM Corp. Sr. Note,
      4.875%, 10/01/2006                        0          75,000          75,000               0          79,967          79,967
   Iron Mountain Inc. Sr.
      Sub. Note, 8.625%,
      4/01/2013                         2,875,000         225,000       3,100,000       2,910,938         227,812       3,138,750

    The accompanying notes are an integral part of the financial statements.

                                        3

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   ON Semiconductor Corp.
      Sr. Note, 12.00%,
      5/15/2008+                    $   1,600,000   $     150,000   $   1,750,000   $     992,000   $      93,000   $   1,085,000
   Seagate Technology
      Holdings Sr. Note,
      8.00%, 5/15/2009+                 3,250,000         300,000       3,550,000       3,022,500         279,000       3,301,500
                                                                                    -------------   -------------   -------------
                                                                                       13,081,523       1,396,921      14,478,444
                                                                                    -------------   -------------   -------------
CONSUMER PRODUCTS 4.2%
   American Greetings
      Corp. Sr. Sub. Note,
      11.75%, 7/15/2008                 1,700,000         150,000       1,850,000       1,836,000         162,000       1,998,000
   Russell Corp. Sr. Note,
      9.25%, 5/01/2010+                 2,500,000         300,000       2,800,000       2,575,000         309,000       2,884,000
   Scotts Co. Sr. Sub.
      Note, 8.625%,
      1/15/2009                         2,890,000         220,000       3,110,000       3,020,050         229,900       3,249,950
   Simmons Co. Sr. Sub.
      Note, 10.25%,
      3/15/2009                         1,150,000         150,000       1,300,000       1,196,000         156,000       1,352,000
   Six Flags Inc. Sr.
      Note, 8.875%,
      2/01/2010                         3,200,000         300,000       3,500,000       2,624,000         246,000       2,870,000
   William Carter Co. Sr.
      Sub. Note, 10.875%,
      8/15/2011                         1,625,000         300,000       1,925,000       1,779,375         328,500       2,107,875
                                                                                    -------------   -------------   -------------
                                                                                       13,030,425       1,431,400      14,461,825
                                                                                    -------------   -------------   -------------
ENERGY 3.2%
   Chesapeake Energy Corp.
      Sr. Note, 8.125%,
      4/01/2011+                                0         300,000         300,000               0         300,000         300,000
   Dominion Resources Inc.
      Sr. Note, 7.625%,
      7/15/2005                                 0         100,000         100,000               0         108,811         108,811
   Dresser Inc. Sr. Note,
      9.375%, 4/15/2011                   925,000         100,000       1,025,000         906,500          98,000       1,004,500
   DTE Energy Co. Note,
      6.00%, 6/01/2004                          0         125,000         125,000               0         130,881         130,881
   Georgia Power Co. Note,
      4.875%, 7/15/2007                         0         100,000         100,000               0         104,739         104,739
   Magnum Hunter Resources
      Inc. Sr. Note, 9.60%,
      3/15/2012                           850,000         100,000         950,000         884,000         104,000         988,000
   Newpark Resources Inc.
      Sr. Sub. Note, 8.625%,
      12/15/2007                        1,715,000         185,000       1,900,000       1,599,237         172,513       1,771,750

    The accompanying notes are an integral part of the financial statements.

                                        4

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Petroleos Mexicanos
      Inc. Note, 6.50%,
      2/11/2005+                    $           0   $      75,000   $      75,000   $           0   $      76,969   $      76,969
   Plains Exploration &
      Production Co., 8.75%,
      7/01/2012+                          750,000         100,000         850,000         750,000         100,000         850,000
   Plains Exploration &
      Production Co. Sr.
      Note, 7.75%,
      10/15/2012+                         800,000               0         800,000         804,000               0         804,000
   Pogo Producing Co. Sr.
      Sub. Note, 8.75%,
      5/15/2007                         3,010,000         500,000       3,510,000       3,130,400         520,000       3,650,400
   Pogo Producing Co. Sr.
      Sub. Note, 8.25%,
      4/15/2011                           925,000          50,000         975,000         959,688          51,874       1,011,562
   Progress Energy Inc. Sr.
      Note, 7.10%, 3/01/2011                    0         100,000         100,000               0         109,337         109,337
   XTO Energy Inc. Sr.
      Note, 7.50%,
      4/15/2012                                 0         125,000         125,000               0         131,250         131,250
                                                                                    -------------   -------------   -------------
                                                                                        9,033,825       2,008,374      11,042,199
                                                                                    -------------   -------------   -------------
FINANCIAL 9.7%
   AIG Sunamerica Global
      Finance Inc. Sr. Note,
      7.60%, 6/15/2005+                         0          75,000          75,000               0          84,025          84,025
   AIG Sunamerica Global
      Financing Inc. Sr.
      Note, 6.90%, 3/15/2032+                   0          50,000          50,000               0          56,116          56,116
   Americredit Automobile
      Recreation Trust, 3.40%,
      4/13/2009                                 0         150,000         150,000               0         152,027         152,027
   Bombadier Capital Inc.
      Note, 7.30%, 12/15/2002+                  0         275,000         275,000               0         273,757         273,757
   Caterpillar Financial
      Asset Trust, 4.85%,
      4/25/2007                                 0         125,000         125,000               0         128,521         128,521
   Chase Commercial
      Mortgage Securities
      Corp., 6.025%, 11/18/2030                 0         152,320         152,320               0         163,755         163,755
   Chase Manhattan Auto
      Owner Trust, 4.17%,
      9/15/2008                                 0         225,000         225,000               0         232,056         232,056
   CIT Group Holdings Inc.
      Note, 7.625%, 8/16/2005                   0          75,000          75,000               0          79,623          79,623

    The accompanying notes are an integral part of the financial statements.

                                        5

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Citibank Credit Card
      Issuance Trust, 6.65%,
      5/15/2008                     $           0   $     275,000   $     275,000   $           0   $     300,006   $     300,006
   Citibank Credit Card
      Issuance Trust, 7.05%,
      9/17/2007                                 0         375,000         375,000               0         416,250         416,250
   Citibank Credit Card
      Issuance Trust, 7.45%,
      9/15/2008                                 0         175,000         175,000               0         191,733         191,733
   Citigroup Inc. Sub.
      Note, 7.25%, 10/07/2010                   0         250,000         250,000               0         284,980         284,980
   Commercial Mortgage
      Acceptance Corp.,
      5.44%, 9/15/2030+                 4,050,000               0       4,050,000       3,315,592               0       3,315,592
   Commercial Mortgage
      Acceptance Corp.,
      6.23%, 7/15/2031+                 3,025,000         175,000       3,200,000       2,560,235         148,113       2,708,348
   Conoco Funding Co.
      Note, 5.45%,
      10/15/2006                                0         100,000         100,000               0         107,508         107,508
   Countrywide Home Loan
      Inc. Note, 5.50%,
      8/01/2006                                 0         150,000         150,000               0         157,469         157,469
   Credit Suisse First
      Boston USA Inc. Note,
      5.75%, 4/15/2007                          0          50,000          50,000               0          53,289          53,289
   ERAC USA Finance Co.
      Note, 6.95%,
      3/01/2004+                                0          50,000          50,000               0          52,477          52,477
   ERAC USA Finance Co.
      Note, 6.625%, 2/15/2005                   0         250,000         250,000               0         267,462         267,462
   Federal National
      Mortgage Association
      TBA, 5.50%, 11/19/2017                    0         300,000         300,000               0         308,064         308,064
   Federal National
      Mortgage Association
      TBA, 5.50%, 11/14/2032                    0         300,000         300,000               0         304,890         304,890
   Federal National
      Mortgage Association
      TBA, 6.00%, 10/21/2017                    0         400,000         400,000               0         415,252         415,252
   Federal National
      Mortgage Association
      TBA, 6.00%, 10/15/2032                    0       1,200,000       1,200,000               0       1,232,256       1,232,256
   Federal National
      Mortgage Association,
      6.25%, 2/01/2011                          0         225,000         225,000               0         249,876         249,876

    The accompanying notes are an integral part of the financial statements.

                                        6

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Federal National
      Mortgage Association,
      6.50%, 12/01/2014             $           0   $      61,209   $      61,209   $           0   $      64,152   $      64,152
   Federal National
      Mortgage Association,
      6.50%, 7/01/2016                          0         593,813         593,813               0         622,221         622,221
   Federal National
      Mortgage Association,
      6.50%, 9/01/2028                          0         140,799         140,799               0         146,120         146,120
   Federal National
      Mortgage Association,
      6.50%, 11/01/2028                         0         500,105         500,105               0         519,004         519,004
   Federal National
      Mortgage Association,
      6.50%, 3/01/2029                          0         168,569         168,569               0         174,939         174,939
   Federal National
      Mortgage Association,
      6.50%, 9/01/2031                          0         201,975         201,975               0         209,458         209,458
   Federal National
      Mortgage Association,
      6.50%, 7/01/2032                          0         736,765         736,765               0         764,070         764,070
   Federal National
      Mortgage Association
      TBA, 6.50%, 10/21/2017                    0         125,000         125,000               0         130,899         130,899
   Federal National
      Mortgage Association
      TBA, 6.50%, 10/15/2032                    0       1,200,000       1,200,000               0       1,243,128       1,243,128
   Federal National
      Mortgage Association,
      7.00%, 9/01/2014                          0          93,684          93,684               0          99,141          99,141
   Federal National
      Mortgage Association,
      7.00%, 12/01/2015                         0          94,412          94,412               0          99,891          99,891
   Federal National
      Mortgage Association,
      7.00%, 3/01/2016                          0         147,671         147,671               0         156,272         156,272
   Federal National
      Mortgage Association,
      7.00%, 1/01/2017                          0         277,996         277,996               0         294,067         294,067
   Federal National
      Mortgage Association,
      7.00%, 12/01/2029                         0         140,048         140,048               0         146,280         146,280
   Federal National
      Mortgage Association,
      7.00%, 4/01/2032                          0         701,336         701,336               0         732,441         732,441

    The accompanying notes are an integral part of the financial statements.

                                       7

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Federal National
      Mortgage Association
      TBA, 7.00%,
      10/21/2017                    $           0   $      50,000   $      50,000   $           0   $      52,844   $      52,844
   Federal National
      Mortgage Association
      TBA, 7.00%,
      10/15/2032                                0         875,000         875,000               0         913,553         913,553
   Federal National
      Mortgage Association,
      7.50%, 9/01/2031                          0         243,812         243,812               0         257,395         257,395
   Federal National
      Mortgage Association
      TBA, 7.50%, 10/15/2032                    0         575,000         575,000               0         606,803         606,803
   Federal National
      Mortgage Association,
      9.00%, 5/01/2009                          0         266,900         266,900               0         289,141         289,141
   First National Bank
      Sub. Note, 7.375%,
      9/15/2006                                 0          25,000          25,000               0          27,977          27,977
   Ford Motor Credit Co.
      Note, 6.875%, 2/01/2006                   0         100,000         100,000               0          98,376          98,376
   Ford Motor Credit Co.
      Note, 7.875%,
      6/15/2010                         2,800,000               0       2,800,000       2,761,270               0       2,761,270
   General Electric
      Capital Corp. Note,
      5.875%, 2/15/2012                         0         225,000         225,000               0         240,930         240,930
   General Motors
      Acceptance Corp. Note,
      6.875%, 9/15/2011                         0         150,000         150,000               0         146,748         146,748
   General Motors
      Acceptance Corp. Note,
      8.00%, 11/01/2031                         0         175,000         175,000               0         169,505         169,505
   Goldman Sachs Group
      Inc. Note, 7.625%,
      8/17/2005                                 0         125,000         125,000               0         139,940         139,940
   Government National
      Mortgage Association,
      6.50%, 11/15/2028                         0         584,942         584,942               0         611,159         611,159
   Government National
      Mortgage Association,
      7.00%, 5/15/2027                          0         188,995         188,995               0         198,781         198,781
   Government National
      Mortgage Association,
      7.00%, 6/15/2028                          0         117,214         117,214               0         123,237         123,237
   Government National
      Mortgage Association,
      7.00%, 8/15/2031                          0         396,476         396,476               0         416,463         416,463

    The accompanying notes are an integral part of the financial statements.

                                        8

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Government National
      Mortgage Association,
      7.00%, 10/15/2031             $           0   $     250,230   $     250,230   $           0   $     262,844   $     262,844
   GSR Mortgage Loan
      Trust, 5.49%,
      5/25/2032                                 0         225,000         225,000               0         226,969         226,969
   IMPAC CMB Trust
      2002-3 CI. B, 4.04%,
      10/25/2032                                0          73,172          73,172               0          72,806          72,806
   J.P. Morgan Commercial
      Mortgage Finance Corp.
      6.507%, 10/15/2035                        0         250,000         250,000               0         280,813         280,813
   J.P. Morgan Commercial
      Mortgage Finance Corp.
      7.238%, 9/15/2029                         0         150,000         150,000               0         172,553         172,553
   J.P. Morgan Commercial
      Mortgage Finance Corp.
      99-C7, 6.18%,
      10/15/2035                                0         138,000         138,000               0         148,888         148,888
   LB Commercial Conduit
      Mortgage Trust 99-C2,
      7.105%, 10/15/2032                        0         112,109         112,109               0         123,727         123,727
   LB Commercial Mortgage
      Trust 01-C7, 6.133%,
      12/15/2030                                0         475,000         475,000               0         525,784         525,784
   Lehman Brothers
      Commercial Conduit
      Mortgage Trust 01-A1,
      6.155%, 7/14/2016                         0         115,278         115,278               0         125,488         125,488
   MBNA Credit Card
      Master Trust 01-C,
      6.55%, 12/15/2008                         0         300,000         300,000               0         325,779         325,779
   Morgan Stanley Capital
      Inc. 98-A1, 6.19%,
      3/15/2030                                 0          41,322          41,322               0          44,154          44,154
   Morgan Stanley Dean
      Witter Capital 02-A1,
      5.38%, 1/15/2039                          0         148,569         148,569               0         158,063         158,063
   NationsLink Funding
      Corp. Note, 7.105%,
      8/20/2030                                 0         200,000         200,000               0         220,463         220,463
   PSE&G Transition
      Funding LLC 01-A5,
      6.45%, 3/15/2013                          0         175,000         175,000               0         202,562         202,562
   Salomon Brothers
      Mortgage Securities
      Inc. Note, 6.134%,
      2/18/2034                                 0         250,000         250,000               0         275,214         275,214

    The accompanying notes are an integral part of the financial statements.

                                        9

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Structured Asset
      Securities Corp. Note,
      3.01%, 7/25/2032              $           0   $      75,000   $      75,000   $           0   $      73,734   $      73,734
   Suntrust Banks Inc.
      Note, 5.05%, 7/01/2007                    0         125,000         125,000               0         134,324         134,324
   U. S. Treasury Bond,
      6.25%, 5/15/2030                          0         125,000         125,000               0         152,509         152,509
   U. S. Treasury Note,
      6.00%, 8/15/2009                          0       1,700,000       1,700,000               0       1,990,513       1,990,513
   U. S. Treasury Bond,
      5.25%, 11/15/2028                         0         575,000         575,000               0         611,047         611,047
   U. S. Treasury Bond,
      7.25%, 5/15/2016                          0         475,000         475,000               0         616,716         616,716
   U. S. Treasury Bond,
      8.875%, 2/15/2019                         0         200,000         200,000               0         299,500         299,500
   U. S. Treasury Bond
      STRIP, 0.00%, 8/15/2025                   0       1,500,000       1,500,000               0         460,515         460,515
   U. S. Treasury Note,
      5.875%, 11/15/2004                        0         150,000         150,000               0         162,877         162,877
   Union Planters Bank
      Inc. Note, 5.125%,
      6/15/2007                                 0          50,000          50,000               0          53,045          53,045
   United States Bancorp
      Note, 3.95%, 8/23/2007                    0          50,000          50,000               0          51,115          51,115
   Verizon Global Funding
      Corp. Note, 6.125%,
      6/15/2007                                 0         100,000         100,000               0         103,678         103,678
   Washington Mutual Inc.
      Note, 5.625%, 1/15/2007                   0         275,000         275,000               0         294,783         294,783
   Washington Mutual
      Mortgage Securities
      Corp. 02-A6, 4.82%,
      10/25/2032                                0          75,000          75,000               0          77,840          77,840
   Washington Mutual
      Mortgage Securities
      Corp. Note 02-A5, 5.60%,
      4/25/2032                                 0         150,000         150,000               0         150,744         150,744
   Yell Finance BV Sr.
      Note, 10.75%,
      8/01/2011                         1,100,000         235,000       1,335,000       1,108,250         236,762       1,345,012
                                                                                    -------------   -------------   -------------
                                                                                        9,745,347      23,990,249      33,735,596
                                                                                    -------------   -------------   -------------
FOOD & BEVERAGE 4.4%
   Agrilink Foods Inc. Sr.
      Sub. Note, 11.875%,
      11/01/2008                        2,800,000         150,000       2,950,000       2,954,000         158,250       3,112,250

    The accompanying notes are an integral part of the financial statements.

                                       10

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Archer-Daniels-Midland
      Co. Sr. Note, 5.875%,
      10/01/2032                    $           0   $      75,000   $      75,000   $           0   $      75,130   $      75,130
   Aurora Foods Inc. Sr.
      Sub. Note, 8.75%,
      7/01/2008                                 0         150,000         150,000               0          82,500          82,500
   Aurora Foods Inc. Sr.
      Sub. Note, 9.875%,
      2/15/2007                         1,650,000               0       1,650,000         973,500               0         973,500
   B & G Foods Inc. Sr.
      Sub. Note, 9.625%,
      8/01/2007                           450,000          50,000         500,000         457,875          50,875         508,750
   Carrols Corp. Sr. Sub.
      Note, 9.50%,
      12/01/2008                        1,400,000         150,000       1,550,000       1,302,000         139,500       1,441,500
   Coca-Cola Enterprises
      Inc. Note, 5.25%,
      5/15/2007                                 0         150,000         150,000               0         163,093         163,093
   Conagra Inc. Note,
      7.50%, 9/15/2005                          0         125,000         125,000               0         139,976         139,976
   Cott Beverages Inc. Sr.
      Sub. Note, 8.00%,
      12/15/2011                                0         400,000         400,000               0         410,000         410,000
   Dean Foods Co. Sr.
      Note, 8.15%, 8/01/2007                    0         275,000         275,000               0         286,132         286,132
   Del Monte Corp. Sr.
      Sub. Note, 9.25%,
      5/15/2011                         3,200,000         300,000       3,500,000       3,200,000         300,000       3,500,000
   Dimon Inc. Sr. Note,
      9.625%, 10/15/2011                1,150,000         150,000       1,300,000       1,196,000         156,000       1,352,000
   Kroger Co. Sr. Note,
      8.00%, 9/15/2029                          0          75,000          75,000               0          89,740          89,740
   Safeway Inc. Note,
      3.625%, 11/05/2003                        0          75,000          75,000               0          75,809          75,809
   Tom's Foods Inc. Sr.
      Note, 10.50%,
      11/01/2004                        3,100,000         200,000       3,300,000       2,762,875         178,250       2,941,125
   Tyson Foods Inc. Note,
      6.625%, 10/01/2004                        0         100,000         100,000               0         106,243         106,243
   Yum Brands Inc. Sr.
      Note, 7.70%, 7/01/2012                    0         150,000         150,000               0         155,250         155,250
                                                                                    -------------   -------------   -------------
                                                                                       12,846,250       2,566,748      15,412,998
                                                                                    -------------   -------------   -------------

    The accompanying notes are an integral part of the financial statements.

                                       11

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
FOREIGN GOVERNMENT 4.9%
   Republic of Bulgaria,
      2.6875%, 1/28/2003#           $           0   $     485,000   $     485,000   $           0   $     426,800   $     426,800
   Republic of Bulgaria,
      2.6875%, 7/28/2011#               2,255,250               0       2,255,250       1,984,620               0       1,984,620
   Republic of Chile,
      5.625%, 7/23/2007                         0          75,000          75,000               0          78,737          78,737
   Republic of China,
      7.30%, 12/15/2008                         0          25,000          25,000               0          29,500          29,500
   Republic of Colombia,
      10.00%, 1/23/2012                 1,700,000         275,000       1,975,000       1,377,000         221,375       1,598,375
   Republic of Panama,
      5.00%, 1/17/2003#                 1,688,872               0       1,688,872       1,388,253               0       1,388,253
   Republic of Panama,
      5.00%, 7/17/2003#                         0         577,772         577,772               0         474,928         474,928
   Republic of Peru,
      9.125%, 2/21/2012                 1,854,000         591,000       2,445,000       1,511,010         481,665       1,992,675
   Republic of
      Philippines, 8.375%,
      3/12/2009                         1,325,000         250,000       1,575,000       1,336,594         252,187       1,588,781
   Republic of South
      Africa, 9.125%,
      5/19/2009                                 0         325,000         325,000               0         375,375         375,375
   Republic of Turkey
      12.375%, 6/15/2009                1,350,000         200,000       1,550,000       1,262,250         187,000       1,449,250
   Republic of Ukraine,
      11.00%, 3/15/2007                 1,974,000         252,000       2,226,000       2,052,960         262,080       2,315,040
   Russian Federation,
      8.25%, 3/31/2010                  2,450,000         375,000       2,825,000       2,443,875         374,062       2,817,937
   Russian Federation
      8.25%, 3/31/2010+                         0         325,000         325,000               0         324,594         324,594
                                                                                    -------------   -------------   -------------
                                                                                       13,356,562       3,488,303      16,844,865
                                                                                    -------------   -------------   -------------
HEALTHCARE 4.8%
   Advanced Medical Optic
      Inc. Sr. Sub. Note,
      9.25%, 7/15/2010                    550,000          50,000         600,000         539,000          49,000         588,000
   Beckman Industries Sr.
      Note, 7.45%, 3/04/2008                    0          75,000          75,000               0          85,675          85,675
   Bio-Rad Laboratories
      Inc. Sr. Sub. Note,
      11.625%, 2/15/2007                  805,000               0         805,000         885,500               0         885,500
   Concentra Operating
      Corp. Sr. Sub. Note,
      13.00%, 8/15/2009                 1,462,000         150,000       1,612,000       1,549,720         159,000       1,708,720
   Coventry Health Care
      Inc. Sr. Note, 8.125%,
      2/15/2012                           975,000         200,000       1,175,000       1,004,250         206,000       1,210,250

    The accompanying notes are an integral part of the financial statements.

                                       12

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Hanger Orthopedic Group
      Inc. Sr. Note, 10.375%,
      2/15/2009                     $     775,000   $     100,000   $     875,000   $     817,625   $     105,500   $     923,125
   HealthSouth Corp. Sr.
      Note, 7.00%,
      6/15/2009                                 0         100,000         100,000               0          66,500          66,500
   Insight Health Services
      Corp. Sr. Sub. Note,
      9.875%, 11/01/2011                  865,000               0         865,000         834,725               0         834,725
   Kinetic Concepts Inc.
      Sr. Sub. Note,
      9.625%, 11/01/2007                3,300,000         350,000       3,650,000       3,217,500         341,250       3,558,750
   Medquest Inc. Sr. Sub.
      Note, 11.875%,
      8/15/2012+                        1,350,000         150,000       1,500,000       1,336,500         148,500       1,485,000
   Omnicare Inc. Sr. Sub.
      Note, 8.125%,
      3/15/2011                                 0         175,000         175,000               0         182,875         182,875
   Pacificare Health
      Systems Inc. Sr. Note
      10.75%, 6/01/2009                 1,600,000         150,000       1,750,000       1,580,000         148,125       1,728,125
   Select Medical Corp.
      Sr. Sub. Note, 9.50%
      6/15/2009                         1,725,000         150,000       1,875,000       1,725,000         150,000       1,875,000
   Tenet Healthcare Corp.
      Sr. Note, 5.00%,
      7/01/2007                                 0          50,000          50,000               0          52,080          52,080
   Unitedhealth Group Inc.
      Note, 5.20%,
      1/17/2007                                 0          75,000          75,000               0          80,057          80,057
   Vicar Operating Inc.
      Sr. Sub. Note, 9.875%,
      12/01/2009                        1,125,000         125,000       1,250,000       1,203,750         133,750       1,337,500
                                                                                    -------------   -------------   -------------
                                                                                       14,693,570       1,908,312      16,601,882
                                                                                    -------------   -------------   -------------
HOMEBUILDERS 0.5%
   Associated Materials
      Inc. Sr. Sub. Note,
      9.75%, 4/15/2012                    450,000          25,000         475,000         461,250          25,625         486,875
   Collins & Aikman
      Floorcovering Inc. Sr.
      Sub. Note, 9.75%,
      2/15/2010+                        1,050,000          75,000       1,125,000       1,065,750          76,125       1,141,875
                                                                                    -------------   -------------   -------------
                                                                                        1,527,000         101,750       1,628,750
                                                                                    -------------   -------------   -------------

    The accompanying notes are an integral part of the financial statements.

                                       13

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
HOTELS & LODGING 2.2%
   Extended Stay America
      Inc. Sr. Sub. Note,
      9.15%, 3/15/2008              $   3,325,000   $     215,000   $   3,540,000   $   3,142,125   $     203,175   $   3,345,300
   John Q. Hammons Co.
      Note, 8.875%,
      5/15/2012                         1,700,000         200,000       1,900,000       1,636,250         192,500       1,828,750
   Prime Hospitality Corp.
      Sr. Sub. Note, 8.375%,
      5/01/2012                           800,000          75,000         875,000         760,000          71,250         831,250
   Starwood Hotels &
      Resorts Inc. Sr. Note,
      7.875%, 5/01/2012+                1,400,000         125,000       1,525,000       1,395,632         121,563       1,517,195
                                                                                    -------------   -------------   -------------
                                                                                        6,934,007         588,488       7,522,495
                                                                                    -------------   -------------   -------------
MANUFACTURING 2.1%
   AMETEK Inc. Sr. Note,
      7.20%, 7/15/2008                          0         400,000         400,000               0         418,360         418,360
   Cargill Inc. Note,
      6.25%, 5/01/2006+                         0         125,000         125,000               0         138,360         138,360
   Exelon Corp. Sr. Note,
      6.75%, 5/01/2011                          0          75,000          75,000               0          82,920          82,920
   JLG Industries Inc. Sr.
      Sub. Note, 8.375%,
      6/15/2012+                        1,100,000         100,000       1,200,000       1,023,000          93,000       1,116,000
   Manitowoc Inc. Sr. Sub.
      Note, 10.50%,
      8/01/2012+                        2,000,000         175,000       2,175,000       2,090,000         182,875       2,272,875
   Tyco International
      Group SA Note,
      6.375%, 2/15/2006                 3,375,000         200,000       3,575,000       2,936,250         174,000       3,110,250
                                                                                    -------------   -------------   -------------
                                                                                        6,049,250       1,089,515       7,138,765
                                                                                    -------------   -------------   -------------
MEDIA 5.8%
   AOL Time Warner Inc.
      Note, 5.625%,
      5/01/2005                                 0          25,000          25,000               0          23,599          23,599
   AOL Time Warner Inc.
      Note, 6.875%,
      5/01/2012                                 0          50,000          50,000               0          45,500          45,500
   Clear Channel
      Communications Inc. Sr.
      Note, 7.25%, 9/15/2003                    0         125,000         125,000               0         126,734         126,734
   Hollinger International
      Publishing Inc. Sr.
      Sub. Note, 9.25%,
      2/01/2008                         2,259,000         330,000       2,589,000       2,304,180         336,600       2,640,780

    The accompanying notes are an integral part of the financial statements.

                                       14

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Hollinger International
      Publishing Inc. Sr.
      Sub. Note, 9.25%,
      3/15/2007                     $   4,195,000   $     170,000   $   4,365,000   $   4,299,875   $     174,250   $   4,474,125
   Lin Holdings Corp. Sr.
      Note, 0.00% to
      2/28/2003, 10.00% from
      3/1/2003 to maturity,
      3/01/2008                           975,000         100,000       1,075,000         960,375          98,500       1,058,875
   Mediacom Broadband LLC
      Sr. Note, 11.00%,
      7/15/2013                         2,900,000         275,000       3,175,000       2,653,500         251,625       2,905,125
   News America Inc. Sr.
      Note, 8.825%,
      1/09/2008                                 0          50,000          50,000               0          52,159          52,159
   Paxson Communications
      Corp. Sr. Sub. Note,
      0.00% to 1/14/2006,
      10.00% from 1/15/2006
      to maturity, 1/15/2009            1,275,000         150,000       1,425,000         561,000          66,000         627,000
   R. H. Donnelley Inc.
      Sr. Sub. Note, 9.125%,
      6/01/2008                         1,075,000               0       1,075,000       1,128,750               0       1,128,750
   Sinclair Broadcast
      Group Inc. Sr. Note,
      8.00%, 3/15/2012                  1,950,000         125,000       2,075,000       1,959,750         125,625       2,085,375
   Sinclair Broadcast
      Group Inc. Sr. Sub.
      Note, 8.75%,
      12/15/2011                        1,200,000         125,000       1,325,000       1,239,000         129,062       1,368,062
   TCI Communications Inc.
      Deb., 7.875%,
      2/15/2026                                 0          75,000          75,000               0          74,278          74,278
   Thomson Corp. Sr. Note,
      5.75%, 2/01/2008                          0         150,000         150,000               0         161,899         161,899
   Transwestern Publishing
      Co. Sr. Sub. Note,
      9.825%, 11/15/2007                3,075,000         300,000       3,375,000       3,090,375         301,500       3,391,875
                                                                                    -------------   -------------   -------------
                                                                                       18,196,805       1,967,331      20,164,136
                                                                                    -------------   -------------   -------------
METALS 3.1%
   Century Aluminum Co.
      Sr. Note, 11.75%,
      4/15/2008                         1,000,000         250,000       1,250,000         985,000         246,250       1,231,250
   Great Central Mines
      Ltd. Sr. Note, 8.875%,
      4/01/2008++@                      7,650,000         350,000       8,000,000       7,803,000         357,000       8,160,000

    The accompanying notes are an integral part of the financial statements.

                                       15

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Luscar Coal Ltd. Sr.
      Note, 9.75%,
      10/15/2011                    $    1,050,00   $     100,000   $   1,150,000   $   1,123,500   $     107,000   $   1,230,500
                                                                                    -------------   -------------   -------------
                                                                                        9,911,500         710,250      10,621,750
                                                                                    -------------   -------------   -------------
MOBILE COMMUNICATIONS 1.7%
   AT & T Corp. Note,
      6.50%, 3/15/2029                          0         150,000         150,000               0         125,045         125,045
   AT & T Wireless Inc.
      Note, 8.125%,
      5/01/2012                         1,900,000               0       1,900,000       1,453,500               0       1,453,500
   Deutsche Telecom BV
      Global Note, 9.25%,
      6/01/2032                                 0          25,000          25,000               0          28,951          28,951
   Nextel Communications
      Sr. Note, 9.375%,
      11/15/2009                        2,450,000         175,000       2,625,000       1,868,125         133,437       2,001,562
   Rogers Wireless Inc.
      Sr. Note, 9.625%,
      5/01/2011                         1,600,000         150,000       1,750,000       1,136,000         106,500       1,242,500
   Royal KPN NV Note,
      7.50%, 10/01/2005                         0          75,000          75,000               0          80,521          80,521
   SBC Communications Inc
      Note, 5.75%, 5/02/2006                    0          50,000          50,000               0          53,293          53,293
   Triton PCS Inc. Sr.
      Sub. Note, 9.375%,
      2/01/2011                         1,125,000         275,000       1,400,000         765,000         187,000         952,000
   Vodafone Airtouch PLC
      Note, 7.75%, 2/15/2010                    0         100,000         100,000               0         112,457         112,457
                                                                                    -------------   -------------   -------------
                                                                                        5,222,625         827,204       6,049,829
                                                                                    -------------   -------------   -------------
PAPER & PACKAGING 8.7%
   Appleton Papers Inc.
      Sr. Sub. Note, 12.50%,
      12/15/2008                        3,225,000         350,000       3,575,000       3,321,750         360,500       3,682,250
   Ball Corp. Sr. Note,
      7.75%, 8/01/2006                          0         375,000         375,000               0         384,844         384,844
   Berry Plastics Corp.
      Sr. Sub. Note, 10.75%,
      7/15/2012                           425,000          50,000         475,000         437,750          51,500         489,250
   Fibermark Inc. Sr.
      Note, 10.75%,
      4/15/2011                         1,600,000         150,000       1,750,000       1,544,000         144,750       1,688,750
   Graphic Packaging Corp.
      Sr. Sub. Note, 8.625%,
      2/15/2012                           950,000         100,000       1,050,000         954,750         100,500       1,055,250

    The accompanying notes are an integral part of the financial statements.

                                       16

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Greif Brothers Corp.
      Sr. Sub. Note, 8.875%,
      8/01/2012                     $   1,425,000   $     175,000   $   1,600,000   $   1,446,375   $     177,625   $   1,624,000
   International Paper Co.
      Note, 8.00%,
      7/08/2003                                 0         275,000         275,000               0         285,643         285,643
   Louisiana Pacific Corp.
      Sr. Sub. Note, 10.875%,
      11/15/2008                        1,925,000         200,000       2,125,000       2,002,000         208,000       2,210,000
   MDP Acquisitions PLC
      Sr. Note, 9.625%,
      10/01/2012+                       2,600,000         125,000       2,725,000       2,593,500         124,687       2,718,187
   Norske Skog Ltd. Sr.
      Note, 8.625%,
      6/15/2011                         1,640,000         400,000       2,040,000       1,558,000         380,000       1,938,000
   Owens-Brockway Glass
      Container Sr. Note,
      8.875%, 2/15/2009                 1,850,000         250,000       2,100,000       1,859,250         251,250       2,110,500
   Pliant Corp. Sr. Sub.
      Note, 13.00%,
      6/01/2010                         1,750,000         225,000       1,975,000       1,723,750         221,625       1,945,375
   Pliant Corp. Sr. Sub.
      Note, 13.00%,
      6/01/2010                         1,050,000          75,000       1,125,000         997,500          71,250       1,068,750
   Potlach Corp. Sr. Sub.
      Note, 10.00%,
      7/15/2011                         2,800,000         250,000       3,050,000       3,038,000         271,250       3,309,250
   Riverwood International
      Corp. Sr. Sub. Note,
      10.875%, 4/01/2008                1,700,000         150,000       1,850,000       1,717,000         151,500       1,868,500
   Silgan Holdings Inc.
      Sr. Note, 9.00%,
      6/01/2009                           475,000         125,000         600,000         490,438         129,062         619,500
   Tekni-Plex Inc. Sr.
      Sub. Note, 12.75%,
      6/15/2010                         3,090,000         200,000       3,290,000       3,028,200         196,000       3,224,200
                                                                                    -------------   -------------   -------------
                                                                                       26,712,263       3,509,986      30,222,249
                                                                                    -------------   -------------   -------------
RETAIL 1.8%
   Cole National Group
      Inc. Sr. Sub. Note,
      8.875%, 5/15/2012                 1,600,000         150,000       1,750,000       1,536,000         144,000       1,680,000
   Petco Animal Supplies
      Inc. Sr. Sub. Note,
      10.75%, 11/01/2011                3,200,000         500,000       3,800,000       3,547,500         537,500       4,085,000

    The accompanying notes are an integral part of the financial statements.

                                       17

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Target Corp. Note,
      5.875%, 3/01/2012             $           0   $     100,000   $     100,000   $           0   $     110,313   $     110,313
   Tommy Hilfiger USA Inc.
      Note, 6.50%,
      6/01/2003                                 0         200,000         200,000               0         198,000         198,000
                                                                                    -------------   -------------   -------------
                                                                                        5,083,500         989,813       6,073,313
                                                                                    -------------   -------------   -------------
REAL ESTATE DEVELOPMENT 2.9%
   Beazer Homes USA Inc.
      Sr. Note, 8.375%,
      4/15/2012                         2,450,000         300,000       2,750,000       2,450,000         300,000       2,750,000
   D.R. Horton Inc. Sr.
      Note, 8.50%,
      4/15/2012                         3,000,000         300,000       3,300,000       2,970,000         297,000       3,267,000
   EOP Operating LP Note,
      6.80%, 1/15/2009                          0         125,000         125,000               0         137,480         137,480
   ERP Operating LP Note,
      6.63%, 4/13/2005                          0         125,000         125,000               0         132,820         132,820
   GGP Mail Properties
      Trust, 3.08%, 2/15/2014                   0          73,954          73,954               0          74,440          74,440
   Lennar Corp. Sr. Note,
      7.625%, 3/01/2009                         0         150,000         150,000               0         149,250         149,250
   Senior Housing
      Properties Trust Sr.
      Note, 8.625%,
      1/15/2012                                 0          75,000          75,000               0          74,063          74,063
   Simon Property Group LP
      Note, 7.375%, 1/20/2006                   0         125,000         125,000               0         136,567         136,567
   Technical Olympic USA
      Inc. Sr. Note, 9.00%,
      7/01/2010+                        1,600,000         150,000       1,750,000       1,464,000         137,250       1,601,250
   Technical Olympic USA
      Inc. Sr. Note, 10.375%,
      7/01/2012+                        1,600,000         150,000       1,750,000       1,464,000         137,250       1,601,250
   Vomado Realty Trust
      Sr. Note, 5.625%,
      6/15/2007                                 0         125,000         125,000               0         129,491         129,491
                                                                                    -------------   -------------   -------------
                                                                                        8,348,000       1,705,611      10,053,611
                                                                                    -------------   -------------   -------------
SERVICES 9.0%
   Airgas Inc. Sr. Sub.
      Note 9.125%,
      10/01/2011                        3,525,000         300,000       3,825,000       3,701,250         315,000       4,016,250
   Alderwoods Group Inc.
      Note, 12.25%,
      1/02/2009                         2,800,000         300,000       3,100,000       2,688,000         288,000       2,976,000

    The accompanying notes are an integral part of the financial statements.

                                       18

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
   Allied Waste North
      America Inc. Sr. Sub.
      Note, 10.00%,
      8/01/2009                     $   6,575,000   $     450,000   $   7,025,000   $   6,114,750   $     418,500   $   6,533,250
   Coinmach Corp. Sr.
      Note, 9.00%,
      2/01/2010                         2,900,000         300,000       3,200,000       2,994,250         309,750       3,304,000
   Joy Global Inc. Sr.
      Sub. Note, 8.75%,
      3/15/2012                         2,000,000         200,000       2,200,000       2,020,000         202,000       2,222,000
   Prime Succession
      Holdings Inc. Sr. Sub.
      Note, 14.25%,
      8/29/2009+                          189,376               0         189,376              19               0              19
   Service Corp. Note,
      6.30%, 3/15/2020                  1,650,000               0       1,650,000       1,604,625               0       1,604,625
   Service Corp. Note,
      7.20%, 6/01/2006                          0         195,000         195,000               0         165,262         165,262
   Terex Corp. Sr. Sub.
      Note, 9.25%,
      7/15/2011                         2,750,000         425,000       3,175,000       2,681,250         414,375       3,095,625
   Trimas Corp. Sr. Sub.
      Note, 9.875%,
      6/15/2012                         3,225,000         300,000       3,525,000       3,160,500         294,000       3,454,500
   United Rentals Inc. Sr.
      Note, 10.75%,
      4/15/2008                         3,575,000         335,000       3,910,000       3,432,000         321,600       3,753,600
                                                                                    -------------   -------------   -------------
                                                                                       28,396,644       2,728,487      31,125,131
                                                                                    -------------   -------------   -------------
STEEL 2.5%
   Alaska Steel Corp. Sr.
      Note, 7.75%,
      6/15/2012+                                0         300,000         300,000               0         297,000         297,000
   Alaska Steel Corp. Sr.
      Note, 7.875%,
      2/15/2009                         2,100,000          25,000       2,125,000       2,079,000          24,750       2,103,750
   Earle M. Jorgensen Co.
      Sr. Note, 9.75%,
      6/01/2012                         2,025,000         175,000       2,200,000       1,974,375         170,625       2,145,000
   Oregon Steel Mills
      Inc., 10.00%,
      7/15/2009+                        2,275,000         175,000       2,450,000       2,275,000         175,000       2,450,000
   United States Steel
      Corp. Sr. Note, 10.75%,
      8/01/2008                         1,625,000         150,000       1,775,000       1,600,625         147,750       1,748,375
                                                                                    -------------   -------------   -------------
                                                                                        7,929,000         815,125       8,744,125
                                                                                    -------------   -------------   -------------

    The accompanying notes are an integral part of the financial statements.

                                       19

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
SUPERMARKETS / DRUG 1.0
   Stater Brothers
      Holdings Inc. Sr. Note,
      10.75%, 8/15/2006             $   3,275,000   $     300,000   $   3,575,000   $   3,275,000   $     300,000   $   3,575,000
                                                                                    -------------   -------------   -------------
TRANSPORTATION 1.6%
   Aran Shipping & Trading
      SA Note, 8.30%,
      1/31/2004++                          65,240               0          65,240          32,620               0          32,620
   DaimlerChrysler
      Holdings Corp., 8.50%,
      1/18/2031                                 0         200,000         200,000               0         234,890         234,890
   Dana Corp. Sr. Note,
      9.00%, 8/15/2011                  3,000,000         350,000       3,350,000       2,812,500         328,125       3,140,625
   Ford Motor Co. Note,
      7.45%, 7/16/2031                          0         300,000         300,000               0         242,994         242,994
   Norfolk Southern Corp.
      Note, 6.00%,
      4/30/2008                                 0          75,000          75,000               0          82,349          82,349
   Union Pacific Corp.
      Note, 7.60%,
      5/01/2005                                 0         100,000         100,000               0         110,703         110,703
   United Auto Group Inc.
      Sr. Sub. Note, 9.625%,
      3/15/2012+                        1,300,000         125,000       1,425,000       1,313,000         126,250       1,439,250
   Weyerhaeuser Co. Note,
      6.00%, 8/01/2008                          0         300,000         300,000               0         316,935         316,935
                                                                                    -------------   -------------   -------------
                                                                                        4,158,120       1,442,246       5,600,366
                                                                                    -------------   -------------   -------------
Total Fixed Income Securities
(Cost $276,027,758, $58,488,834
and $334,545,369)                                                                     270,491,328      59,244,187     329,735,515
                                                                                    -------------   -------------   -------------

                                                       SHARES
                                    ---------------------------------------------
COMMON STOCKS & OTHER 0.4%
Aurora Foods Inc.                             334               0             334             217               0             217
Central Rents Inc. *@++                     5,250               0           5,250         115,500               0         115,500
Deutsche Telekom AG
   Wts. ADR                                24,302               0          24,302         200,978               0         200,978
E.spire Communications
   Inc. Wts.@++                             9,500               0           9,500              95               0              95
Empire Gas Corp. Wts. *@++                  2,760               0           2,760             690               0             690
Freedom Pay Inc.
   Com. *@++                            3,145,340               0       3,145,340         534,708               0         534,708
ICG Holdings Inc.
   Exch. Pfd.@++                           12,425               0          12,425             124               0             124
IKS Corp. Com.@++                          28,469           1,749          30,218             285              17             302
International Utility
   Structures Inc. Com.@++                  2,750               0   $       2,750               0               0               0

    The accompanying notes are an integral part of the financial statements.

                                       20

                                                       SHARES                                           VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
Ladish Inc. Com.                           50,946               0          50,946   $     315,865   $           0   $     315,865
Micadent PLC Com.@++                      445,502          46,895         492,397           6,995             736           7,731
North Atlantic Trading
   Inc. Wts. *@++                             160              10             170               2               0               2
Phase Metrics Inc.
   Com. *@++                              809,172          33,736         842,908         161,834           6,748         168,582
Prime Succession
   Holdings Inc. Com.++@                  266,679               0         266,679           2,667               0           2,667
Primus
   Telecommunications
   Group Wts. *@++                          6,500             500           7,000             650              50             700
Protection One Inc.
   Wts. *@++                               10,400               0          10,400             104               0             104
Reunion Industries Inc.
   Com. *                                   8,341               0           8,341           2,752               0           2,752
Sabreliner Corp. Wts. *@++                  1,750               0           1,750          17,500               0          17,500
Startec Global
   Communications
   Corp. Wts. *@++                          8,545             750           9,295              85               8              93
Town & Country Corp.
   Com.@++                                195,632               0         195,632           1,956               0           1,956
Waxman Industries
   Inc. Wts. *@++                         236,000               0         236,000          35,400               0          35,400
                                                                                    -------------   -------------   -------------
Total Common Stocks
(Cost $31,209,050,
   $735,976 and $31,945,026)                                                            1,398,407           7,559       1,405,966
                                                                                    -------------   -------------   -------------

                                                  PRINCIPAL AMOUNT
                                    ---------------------------------------------
COMMERCIAL PAPER 3.6%
American Express Credit
   Corp., 1.73%,
   10/15/2002                       $           0   $     111,000   $     111,000               0         110,925         110,925
American Express Credit
   Corp., 1.74%,
   10/01/2002                           3,119,000       1,735,000       4,854,000       3,119,000       1,735,000       4,854,000
American Express Credit
   Corp., 1.74%,
   10/15/2002                                   0         932,000         932,000               0         931,370         931,370
Caterpillar Financial
   Services NV, 1.73%,
   10/08/2002                                   0       1,262,000       1,262,000               0       1,261,576       1,261,576
General Electric
   Capital Corp., 1.74%,
   10/03/2002                                   0         866,000         866,000               0         865,916         865,916

    The accompanying notes are an integral part of the financial statements.

                                       21

                                                  PRINCIPAL AMOUNT                                      VALUE
                                    ---------------------------------------------   ---------------------------------------------
                                         HIGH         STRATEGIC       PRO-FORMA          HIGH         STRATEGIC       PRO-FORMA
                                        INCOME         INCOME          COMBINED         INCOME         INCOME         COMBINED
                                    -------------   -------------   -------------   -------------   -------------   -------------
General Electric
   Capital Corp., 1.75%,
   10/15/2002                       $           0   $   1,545,000   $   1,545,000   $           0   $   1,543,949   $   1,543,949
Goldman Sachs Group LP,
   1.76%, 10/15/2002                            0       1,279,000       1,279,000               0       1,278,124       1,278,124
Goldman Sachs Group LP,
   1.76%, 1/23/2003                             0         400,000         400,000               0         397,771         397,771
Merck & Co. Inc.,
   1.73%, 10/18/2002                            0       1,280,000       1,280,000               0       1,278,954       1,278,954
                                                                                    -------------   -------------   -------------
Total Commercial Paper(Cost $3,119,000,
$9,403,585 and $12,522,585)                                                             3,119,000       9,403,585      12,522,585
                                                                                    -------------   -------------   -------------
Total Investments (Cost $310,355,808,
   $68,628,395 and $378,984,203) -- 99.2%                                             275,008,735      68,655,331     343,664,066
Cash and Other Assets, Less Liabilities -- 0.8%                                         6,415,914      (3,655,395)      2,760,519
                                                                                    -------------   -------------   -------------
Net Assets -- 100.0%                                                                $ 281,424,649   $  64,999,936   $ 346,424,585
                                                                                    =============   =============   =============

----------
*    Nonincome-producing securities.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers.
++   Security restricted as to public resale.
# Interest rates on these floating-rate bonds will reset annually or biannually based on the six-month London Interbank Offered Rate (LIBOR) plus 0.8125%.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.
@ Security valued under consistently applied procedures established by the Trustees.

Futures contracts open at September 30, 2002, are as follows:

                                                                                                  UNREALIZED
                                           NUMBER OF        NATIONAL          EXPIRATION         APPRECIATION
TYPE                                       CONTRACTS          COST               MONTH          (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds Long                       6          $    600,000      December, 2002         $  31,213
2-Year U.S. Treasury Notes Short              (4)         $   (800,000)     December, 2002            (8,639)
5-Year U.S. Treasury Notes Short             (19)         $ (1,900,000)     December, 2002           (68,236)
10-Year U.S. Treasury Notes Short             (7)         $   (700,000)     December, 2002           (35,411)
                                                                                                   ---------
                                                                                                   $ (81,073)
                                                                                                   =========

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                                      HIGH          STRATEGIC        PRO FORMA
                                                                                     INCOME           INCOME          COMBINED
                                                                                 -------------    -------------    -------------
ASSETS
Investments, at value
   (Cost $310,355,808,$68,628,395, and $378,984,203)                             $ 275,008,735    $  68,655,331    $ 343,664,066
Cash                                                                                       892           15,902           16,794
Interest and dividends receivable                                                    7,232,783        1,027,648        8,260,431
Receivable for securities sold                                                         672,924          780,377        1,453,301
Receivable for fund shares sold                                                        583,869          401,716          985,585
Receivable from Distributor                                                                  -           29,194           29,194
Other assets                                                                            34,358           27,636           61,994
                                                                                 -------------    -------------    -------------
   TOTAL ASSETS                                                                    283,533,561       70,937,804      354,471,365

LIABILITIES
Payable for securities purchased                                                             -        5,346,992        5,346,992
Dividends payable                                                                      936,990          123,977        1,060,967
Payable for fund shares redeemed                                                       303,177          177,774          480,951
Accrued transfer agent and shareholder services                                        350,871           52,386          403,257
Accrued management fee                                                                 140,754           38,488          179,242
Accrued distribution and service fees                                                   71,512           30,945          102,457
Accrued trustees' fees                                                                  19,225           10,072           29,297
Accrued administration fee                                                               5,153           13,753           18,906
Payable for varation margin                                                                  -           15,297           15,297
Other accrued expenses                                                                 281,230          128,184          409,414
                                                                                 -------------    -------------    -------------
   TOTAL LIABILITIES                                                                 2,108,912        5,937,868        8,046,780
                                                                                 -------------    -------------    -------------

NET ASSETS                                                                       $ 281,424,649    $  64,999,936    $ 346,424,585
                                                                                 =============    =============    =============
Net Assets consist of:
   Undistributed net investment income                                           $     367,304    $     142,643    $     509,947
   Unrealized appreciation (depreciation) of investments                           (35,347,073)          26,936      (35,320,137)
   Unrealized depreciation of futures contracts                                              -          (81,073)         (81,073)
   Accumulated net realized loss                                                  (438,771,966)     (21,908,938)    (460,680,904)
   Paid-in capital                                                                 755,176,384       86,820,368      841,996,752
                                                                                 -------------    -------------    -------------
                                                                                 $ 281,424,649    $  64,999,936    $ 346,424,585
                                                                                 =============    =============    =============
Net Asset Value and redemption price per share of
   Class A shares ($189,621,311 DIVIDED BY 61,183,570,
   $25,545,059 DIVIDED BY 4,557,234 and $215,166,370 DIVIDED BY 69,423,912)      $        3.10    $        5.61    $        3.10
                                                                                 =============    =============    =============
Maximum Offering Price per share of Class A shares
   ($3.10 DIVIDED BY 0.955, $5.61 DIVIDED BY 0.955 and $3.10 DIVIDED BY 0.955)   $        3.25    $        5.87    $        3.25
                                                                                 =============    =============    =============
Net Asset Value and offering price per share of
   Class B(1) shares* ($21,386,586 DIVIDED BY 6,973,537,
   $11,636,443 DIVIDED BY 2,086,192 and $33,023,029 DIVIDED BY 10,763,909)       $        3.07    $        5.58    $        3.07
                                                                                 =============    =============    =============
Net Asset Value and offering price per share of
   Class B shares* ($57,485,729 DIVIDED BY 18,690,196,
   $16,032,344 DIVIDED BY 2,871,464 and $73,518,073 DIVIDED BY 23,895,502)       $        3.08    $        5.58    $        3.08
                                                                                 =============    =============    =============
Net Asset Value and offering price per share of Class C
   shares* ($8,418,989 DIVIDED BY 2,733,811, $2,579,373 DIVIDED BY 462,043
   and $10,998,362 DIVIDED BY 3,571,270)                                         $        3.08    $        5.58    $        3.08
                                                                                 =============    =============    =============
Net Asset Value, offering price and redemption price per
   share of Class S shares ($4,512,034 DIVIDED BY 1,469,487,
   $9,206,717 DIVIDED BY 1,643,951 and $13,718,751 DIVIDED BY 4,468,418)         $        3.07    $        5.60    $        3.07
                                                                                 =============    =============    =============

----------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                         STRATEGIC      PRO FORMA         PRO FORMA
                                                       HIGH INCOME        INCOME       ADJUSTMENTS         COMBINED
                                                       ------------    ------------    ------------      ------------
INVESTMENT INCOME
Interest                                               $ 26,563,587    $  4,652,332                      $ 31,215,919
Dividends                                                    66,876           2,846                            69,722
                                                       ------------    ------------    ------------      ------------
                                                         26,630,463       4,655,178                        31,285,641
EXPENSES
Management fee                                            1,907,773         472,254         (94,451)(1)     2,285,576
Transfer agent and shareholder services                   1,165,679         166,417                         1,332,096
Custodian fee                                               129,061         170,300        (164,003)(1)       135,358
Registration fees                                            62,952         117,297         (62,952)(1)       117,297
Administration fee                                           45,190          65,730         (40,190)(1)        70,730
Reports to shareholders                                     291,355         130,814        (110,814)(1)       311,355
Audit fee                                                    31,750          38,672         (31,750)(1)        38,672
Trustees' fees                                               13,253          13,558         (13,558)(1)        13,253
Legal fees                                                  101,317           9,562          (9,562)(1)       101,317
Distribution and service fees - Class A                     630,435          71,714                           702,149
Distribution and service fees - Class B(1)                  230,287          95,827                           326,114
Distribution and service fees - Class B                     725,942         175,745                           901,687
Distribution and service fees - Class C                      84,930          27,765                           112,695
Miscellaneous                                               122,789           3,000          (3,000)(1)       122,789
                                                       ------------    ------------    ------------      ------------
                                                          5,542,713       1,558,655        (530,280)        6,571,088
Expenses borne by the Distributor                                 -        (489,655)        489,655(1)              -
Fees paid indirectly                                        (15,537)         (5,312)                          (20,849)
                                                       ------------    ------------    ------------      ------------
                                                          5,527,176       1,063,688         (40,625)        6,550,239
                                                       ------------    ------------    ------------      ------------
Net investment income                                    21,103,287       3,591,490          40,625        24,735,402
                                                       ------------    ------------    ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FOREIGN CURRENCY,
   FORWARD CONTRACTS AND FUTURES
   CONTRACTS
Net realized loss on investments                        (70,401,632)     (2,856,843)                      (73,258,475)
Net realized gain on futures contracts                            -         120,259                           120,259
Net realized gain on forward contracts
   and foreign currency                                           -          24,342                            24,342
                                                       ------------    ------------    ------------      ------------
   Total net realized loss                              (70,401,632)     (2,712,242)                      (73,113,874)
                                                       ------------    ------------    ------------      ------------
Change in unrealized appreciation of
   investments                                           66,644,731       2,724,231                        69,368,962
Change in unrealized depreciation of
   forward contracts and foreign currency                         -         (76,801)                          (76,801)
Change in unrealized appreciation of
   future contracts                                               -        (124,651)                         (124,651)
                                                       ------------    ------------    ------------      ------------
 Total change in unrealized appreciation                 66,644,731       2,522,779                        69,167,510
                                                       ------------    ------------    ------------      ------------
Net loss on investments                                  (3,756,901)       (189,463)                       (3,946,364)
                                                       ------------    ------------    ------------      ------------
Net increase in net assets resulting from
   operations                                          $ 17,346,386    $  3,402,027    $     40,625      $ 20,789,038
                                                       ============    ============    ============      ============

----------
(1) Adjustments reflect expected savings when the funds combine.

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND
                          NOTES TO PRO FORMA STATEMENTS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

     1. BASIS OF COMBINATION

        The unaudited Pro Forma Combining Portfolio of Investments, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations reflect the accounts of State Street Research High Income Fund ("High Income") and State Street Research Strategic Income Fund ("Strategic Income") (collectively, the "Funds" or a "Fund") at and for the year ended September 30, 2002.

        The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Strategic Income to High Income in exchange for shares of High Income under generally accepted accounting principles. However, it is possible that Strategic Income and High Income will not approve the merger.

        The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of High Income for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of each fund in carrying out its obligations under the Agreement and Plan of Reorganization and Liquidation, which will be allocated to each Fund on the basis of identifiable direct costs or otherwise on the basis of relative net assets.

        The Pro Forma Combining Portfolio of Investments, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations should be read in conjunction with the historical financial statements of the funds included or incorporated by reference in the Statement of Additional Information.

     2. PORTFOLIO VALUATION

        Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded and before the close of business of the fund are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

     3. CAPITAL SHARES

        The pro forma net asset value per share assumes the issuance of additional shares of High Income which would have been issued at September 30, 2002 in connection with the proposed reorganization. The pro forma number of shares outstanding of 69,423,912, 10,763,909, 23,895,502, 3,571,270 and
4,468,418 in each of Class A, Class B(1), Class B, Class C and Class S shares, respectively, includes 8,240,342, 3,790,372, 5,205,306, 837,459, and 2,998,931
additional shares from each of Class A, Class B(1), Class B, Class C and Class S shares, respectively, all of which are assumed to be issued in the reorganization at September 30, 2002.

     4. MISCELLANEOUS EXPENSES

        Miscellaneous expenses consist primarily of certain insurance costs and travel reimbursements to Trustees.

    The accompanying notes are an integral part of the financial statements.

 VOTE BY TELEPHONE, ON THE INTERNET OR BY MAIL ~ 24 HOURS A DAY, 7 DAYS A WEEK

       TELEPHONE: 888-221-0697                       INTERNET: www.ssrfunds.com                          MAIL
To vote your shares by telephone, call      To vote your shares by the Internet,         You can vote your shares by completing
toll free 1-888-221-0697. You will be       contact the Fund at www.ssrfunds.com..       and returning this proxy card. Please
prompted to enter the 14-digit control      You will be prompted to enter the            mark your proxy, date and sign it below
number on this proxy card. Follow the       14-digit control number on this proxy        and return is promptly in the
simple recorded instructions using this     card. Follow the simple instructions at      accompanying envelope which requires no
proxy card as a guide. If you vote by       the website, using your proxy card as a      postage if mailed in the United States.
phone, you need not return the proxy        guide. If you vote by the Internet, you
card by mail.                               need not return the proxy card by mail.

  IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN THE PROXY CARD BY MAIL.

*** CONTROL NUMBER: 999 999 999 999 99 ***

                  STATE STREET RESEARCH STRATEGIC INCOME FUND
               A SERIES OF STATE STREET RESEARCH SECURITIES TRUST
             JOINT SPECIAL MEETING OF SHAREHOLDERS - MARCH 7, 2003

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

The undersigned hereby appoints Francis J. McNamara, III, Terrence J. Cullen and Amy L. Simmons, and each of them, as proxies with full power of substitution to each to act for and vote on behalf of the undersigned all shares of the above fund, which the undersigned would be entitled to vote if personally present at the Joint Special Meeting of the Shareholders to be held at the principal offices of the Fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 11:00 a.m. on March 7, 2003, or at any adjournments thereof, on the items described on the other side of this form, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement dated January 3, 2003, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                        IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT
                             THAT THIS PROXY BE SIGNED AND RETURNED IN THE
                                           ENCLOSED ENVELOPE.

                                 Date
                                     ---------------------------------

                          ------------------------------------------------------



                          ------------------------------------------------------
                          (Signature(s) if held jointly (Title(s), if required)

                          NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

                       CONTINUED ON THE REVERSE SIDE                      SSR SI

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. /X/


If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED FOR A PROPOSAL, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees unanimously recommends a vote FOR the proposal.

                                                  FOR      AGAINST      ABSTAIN
1. To approve or disapprove an Agreement          / /        / /           / /
   and Plan of Reorganization providing
   for the acquisition of all of the
   assets and liabilities of the State
   Street Research Strategic Income
   Fund, a series of State Street
   Research Securities Trust, by the
   State Street Research High Income
   Fund, a series of the State Street
   Research Income Trust.

PLEASE SIGN ON THE REVERSE SIDE

                                                                          SSR SI

VOTE BY TELEPHONE, ON THE INTERNET OR BY MAIL ~ 24 HOURS A DAY, 7 DAYS A WEEK

     TELEPHONE: 888-221-0697                       INTERNET: www.ssrfunds.com                            MAIL
To vote your shares by telephone, call      To vote your shares by the Internet,         You can vote your shares by completing
toll free 1-888-221-0697. You will be       contact the Fund at www.ssrfunds.com..       and returning this proxy card. Please
prompted to enter the 14-digit control      You will be prompted to enter the            mark your proxy, date and sign it below
number on this proxy card. Follow the       14-digit control number on this proxy        and return is promptly in the
simple recorded instructions using this     card. Follow the simple instructions at      accompanying envelope which requires no
proxy card as a guide. If you vote by       the website, using your proxy card as a      postage if mailed in the United States.
phone, you need not return the proxy        guide. If you vote by the Internet, you
card by mail.                               need not return the proxy card by mail.

  IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT RETURN THE PROXY CARD BY MAIL.

*** CONTROL NUMBER: 999 999 999 999 99 ***

                     STATE STREET RESEARCH HIGH INCOME FUND
                 A SERIES OF STATE STREET RESEARCH INCOME TRUST
             JOINT SPECIAL MEETING OF SHAREHOLDERS - MARCH 7, 2003

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.

The undersigned hereby appoints Francis J. McNamara, III, Terrence J. Cullen and Amy L. Simmons, and each of them, as proxies with full power of substitution to each to act for and vote on behalf of the undersigned all shares of the above fund, which the undersigned would be entitled to vote if personally present at the Joint Special Meeting of the Shareholders to be held at the principal offices of the Fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 11:00 a.m. on March 7, 2003, or at any adjournments thereof, on the items described on the other side of this form, as set forth in the Notice of Joint Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement dated January 3, 2003, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                        IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT
                              THAT THIS PROXY BE SIGNED AND RETURNED IN THE
                                           ENCLOSED ENVELOPE.

                                  Date
                                      -------------------------------

                          ------------------------------------------------------



                          ------------------------------------------------------
                          (Signature(s) if held jointly (Title(s), if required)

                          NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.


                         CONTINUED ON REVERSE SIDE                        SSR HI

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. /X/

If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED FOR A PROPOSAL, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees unanimously recommends a vote FOR the proposal.

                                                  FOR      AGAINST      ABSTAIN
1. To approve or disapprove an Agreement          / /        / /           / /
and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the State Street Research
Strategic Income Fund, a series of State
Street Research Securities Trust, by the
State Street Research High Income Fund,
a series of the State Street Research
Income Trust.

PLEASE SIGN ON THE REVERSE SIDE

                                                                          SSR HI